                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        SCUDDER INTERNATIONAL FUND, INC.
                           SCUDDER GLOBAL FUND, INC.
                           SCUDDER MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
       (Name of Registrant as Specified In Its Articles of Incorporation)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                                PRELIMINARY COPY

                                                           September      , 1997

                        SCUDDER INTERNATIONAL FUND, INC.
                           SCUDDER GLOBAL FUND, INC.
                           SCUDDER MUTUAL FUNDS, INC.

                                 IMPORTANT NEWS

FOR SCUDDER FUND STOCKHOLDERS

     While we encourage you to read the full text of the enclosed proxy statement, here's a brief overview of some matters affecting your Fund which require a stockholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.  WHAT IS HAPPENING?

A. Scudder, Stevens & Clark, Inc. ("Scudder"), your Fund's investment manager, has agreed to form an alliance with Zurich Insurance Company ("Zurich"). Zurich is a leading international insurance and financial services organization. As a result of the proposed alliance, there will be a change in ownership of Scudder. In order for Scudder to continue to serve as investment manager of your Fund, it is necessary for the Fund's stockholders to approve a new investment management agreement. The following pages give you additional information on Zurich and the proposed new investment management agreement and certain other matters. The most important matters to be voted upon by you are approval of the new investment management agreement and the election of Directors. The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR these proposals.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT?

A. The Investment Company Act of 1940, which regulates investment companies such as the Fund, requires a vote whenever there is a change in control of a fund's investment manager. Zurich's alliance with Scudder will result in such a change of control and requires shareholder approval of a new investment management agreement with the Fund.

Q.  HOW WILL THE SCUDDER-ZURICH ALLIANCE AFFECT ME AS A FUND STOCKHOLDER?

A. Your Fund and your Fund's investment objective will not change. You will still own the same shares in the same Fund. The terms of the new investment management agreement are the same in all material respects as the current investment management agreement. Similarly, the other service arrangements between your Fund and Scudder will not be affected. You should continue to receive the same level of services that you have come to expect from Scudder over the years. If stockholders do not approve the new investment management agreement, the current investment management agreement will terminate upon the closing of the transaction and the Board of Directors will take such action as it deems to be in the best interests of your Fund and its stockholders.

Q.  WHY HAS SCUDDER DECIDED TO ENTER INTO THIS ALLIANCE?

A. Scudder believes that the Scudder-Zurich alliance will enable Scudder to enhance its capabilities as a global asset manager. Scudder further believes that the alliance will enable it to enhance its ability to deliver the level of services currently provided to you and your Fund and to fulfill its obligations under the new investment management agreement consistent with current practices.

Q.  WILL THE INVESTMENT MANAGEMENT FEES BE THE SAME?

A.  Yes, the investment management fees paid by your Fund will remain the same.

Q.  WILL I CONTINUE TO BE ABLE TO PURCHASE SHARES WITHOUT ANY SALES LOAD?

A. Yes, you will be able to continue to purchase shares of your Fund without any sales load.

Q.  WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?

A. In order to save your Fund the expense of a subsequent meeting, a vote is also being sought for granting the Directors discretionary authority to convert the Fund into a "master/feeder" structure, for the amendment of the Articles of Incorporation applicable to your Fund, and for the revision of certain fundamental investment policies. You are also being asked to vote for the ratification of the Board's selection of the Fund's accountants.

Q.  HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote in favor of all of the proposals on the enclosed proxy card.

Q.  WHOM DO I CALL FOR MORE INFORMATION?

A. Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481.

Q. WILL THE FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS TRANSACTION?

A.  No, Scudder will bear these costs.

                              ABOUT THE PROXY CARD

     If you have more than one account in the Fund in your name at the same address, you will receive separate proxy cards for each account but only one proxy statement for the Fund. Please vote all issues on each proxy card that you receive.

                THANK YOU FOR MAILING YOUR PROXY CARDS PROMPTLY.

                                                                 345 Park Avenue
                                                        New York, New York 10154
                                                                  1-800-349-4281

SCUDDER INTERNATIONAL FUND, INC.

SCUDDER GLOBAL FUND, INC.

SCUDDER MUTUAL FUNDS, INC.

                                                            September [  ], 1997

Dear Stockholder:

     On June 26, 1997, Scudder, Stevens & Clark ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. As a result of this transaction, it is necessary for the stockholders of each of the funds for which Scudder acts as investment manager, including your Fund, to approve a new investment management agreement.

     The following important facts about the transaction are outlined below:

     - The transaction has no effect on the number of shares you own or the value of those shares.

     - The advisory fees and expenses paid by your Fund will not increase as a result of this transaction. As is now the case, you will not pay sales loads on purchases of shares of your Fund.

     - The investment objective of your Fund will remain the same.

     - The non-interested directors of your Fund have carefully reviewed the proposed transaction, and have concluded that the transaction should cause no reduction in the quality of services provided to the Fund and should enhance Scudder's ability to provide such services.

     Stockholders are also being asked to approve certain other matters that have been set forth in the Fund's Notice of Meeting. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.

     Since all of the funds for which Scudder acts as investment manager are required to conduct stockholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

     Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card(s) after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

Respectfully,

Nicholas Bratt
President, Scudder International Fund, Inc.
     and Scudder Global Fund, Inc. (each Fund except Scudder Global Fund)

William E. Holzer
President, Scudder Global Fund, Inc. (Scudder Global Fund only)

Daniel Pierce
President, Scudder Mutual Funds, Inc.
Chairman, Scudder Global Fund, Inc.,
     Scudder International Fund, Inc.

STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN IT IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                        SCUDDER INTERNATIONAL FUND, INC.
                           SCUDDER GLOBAL FUND, INC.
                           SCUDDER MUTUAL FUNDS, INC.

                   NOTICE OF SPECIAL MEETINGS OF STOCKHOLDERS

Please take notice that Special Meetings of Stockholders (each a "Special Meeting") of each Scudder Corporation listed above (each a "Corporation" and, collectively, the "Corporations"), the series of which are Scudder Emerging Markets Growth Fund, Scudder Greater Europe Growth Fund, Scudder International Fund, Scudder International Growth and Income Fund, Scudder Latin America Fund, and Scudder Pacific Opportunities Fund of Scudder International Fund, Inc.; Scudder Emerging Markets Income Fund, Scudder Global Fund, Scudder Global Bond Fund, Scudder Global Discovery Fund, and Scudder International Bond Fund of Scudder Global Fund, Inc.; and Scudder Gold Fund of Scudder Mutual Funds, Inc. (each a "Fund" and, collectively, the "Funds") will be held jointly at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on October 27, 1997, at 9:30 a.m., Eastern time, for the following purposes:

        (1)     For each Corporation, to elect Directors;

        (2) To approve or disapprove a new investment management agreement between each Fund and Scudder;

        (3) To approve or disapprove the Board's discretionary authority to convert each Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;

        (4) For each Fund, to approve or disapprove the revision of certain fundamental investment policies; and

        (5) To ratify or reject the selection of Coopers & Lybrand L.L.P. as the independent accountants for each of the Funds for each Fund's current fiscal year.

The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

Holders of record of shares of common stock of each Fund at the close of business on August 27, 1997 are entitled to vote at the Special Meeting and at any adjournments thereof.

In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to one or more Corporations or, where applicable, Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a matter requiring, respectively, a Corporation-wide or a Fund by Fund vote will require the affirmative vote of the holders of a majority of the concerned Corporation's (for a Corporation-wide vote) or, where applicable, the Fund's (for a Fund by Fund vote), shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

                                             By Order of the Board of Directors,
                                                            Thomas F. McDonough,
                                                                       Secretary

September [  ], 1997

IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETINGS. IF YOU CAN ATTEND THE SPECIAL MEETINGS AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                        SCUDDER INTERNATIONAL FUND, INC.

                           SCUDDER GLOBAL FUND, INC.

                           SCUDDER MUTUAL FUNDS, INC.

                   345 PARK AVENUE, NEW YORK, NEW YORK 10154

                             JOINT PROXY STATEMENT

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of each of the Scudder Corporations listed above (each a "Corporation" and, collectively, the "Corporations"), the series of which are Scudder Emerging Markets Growth Fund, Scudder Greater Europe Growth Fund, Scudder International Fund, Scudder International Growth and Income Fund, Scudder Latin America Fund, and Scudder Pacific Opportunities Fund of Scudder International Fund, Inc.; Scudder Emerging Markets Income Fund, Scudder Global Fund, Scudder Global Bond Fund, Scudder Global Discovery Fund, and Scudder International Bond Fund of Scudder Global Fund, Inc.; and Scudder Gold Fund of Scudder Mutual Funds, Inc. (each a "Fund" and, collectively, the "Funds") for use at the Special Meetings of Stockholders of each Corporation, to be held jointly at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on October 27, 1997 at 9:30 a.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting"). (In the descriptions of the various proposals below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Funds whose proxy statement this is.)

     This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to stockholders on or about September 3, 1997 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154), or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast of a Corporation (for a Corporation-wide vote) or a Fund (for a Fund by Fund vote) shall be necessary and sufficient to constitute a quorum for the transaction of business requiring, respectively, Corporation-wide or Fund by Fund voting. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to one or more

Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Special Meeting will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment as to a matter requiring, respectively, a Corporation-wide or a Fund by Fund vote will require the affirmative vote of the holders of a majority of the concerned Corporation's (for a Corporation-wide vote) or Fund's (for a Fund by Fund vote) shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will have the effect of a "no" vote for Proposals 2, 3 and 4, which require the approval of a specified percentage of the outstanding shares of each Fund, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Abstentions and broker non-votes will not constitute "yes" or "no" votes for Proposals 2, 3 or 4 and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Special Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on the vote for Proposals 1 and 5 which require the approval of a plurality and majority, respectively, of shares of each Corporation voting at the Special Meeting.

     Proposals 2 and 4 require the affirmative vote of a "majority of the outstanding voting securities" of each Fund. The term "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement means: the affirmative vote of the lesser of (1) 67% of the voting securities of each Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of each Fund.

     Stockholders of each Fund will vote separately with respect to each of Proposals 2, 4 and 5; and stockholders of each Corporation will vote together on Proposals 1 and 3.

     The following table summarizes those voting requirements:

                             STOCKHOLDERS ENTITLED     VOTE REQUIRED FOR
                                    TO VOTE                 APPROVAL
                             ----------------------  ----------------------

Proposal 1                   Stockholders of each    Each nominee must be
(Election of Directors)      Corporation vote        elected by a plurality
                             together for each       of the shares voting
                             nominee (if a           at the Special Meeting
                             Corporation has
                             several Funds,
                             stockholders of all
                             Funds vote together as
                             a single class)

Proposal 2                   Stockholders of each    Approved by a
(Approval of new Investment  Fund vote separately    "majority of the
Management Agreement)                                outstanding voting
                                                     securities" of each
                                                     Fund

Proposal 3                   Stockholders of each    Approved by a majority
(Approval of discretionary   Corporation vote        of the outstanding
authority to convert to      separately              shares of stock of
master/feeder fund                                   each Corporation
structure)

Proposal 4                   Stockholders of each    Approved by a
(Approval of the revision    Fund vote separately    "majority of the
of certain fundamental                               outstanding voting
investment policies)                                 securities" of each
                                                     Fund

Proposal 5                   Stockholders of each    Approved by a majority
(Ratification of selection   Fund vote separately    of the shares voting
of accountants)                                      at the Special Meeting

     Holders of record of the shares of common stock of each Fund at the close of business on August 24, 1997 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table below sets forth the number of shares outstanding for each Fund as of June 30, 1997.

                                                  NUMBER OF SHARES OUTSTANDING
                NAME OF THE FUND                      AS OF JUNE 30, 1997
------------------------------------------------  ----------------------------
Scudder Emerging Markets Growth Fund                      14,513,350.142
Scudder Greater Europe Growth Fund                         8,804,546.542
Scudder International Fund                               53,664,915.3515
Scudder International Growth and Income Fund              2,135,991.4260
Scudder Latin America Fund                               39,158,596.4670

                                                  NUMBER OF SHARES OUTSTANDING
                NAME OF THE FUND                      AS OF JUNE 30, 1997
------------------------------------------------  ----------------------------
Scudder Pacific Opportunities Fund                       16,107,323.7770
Scudder Emerging Markets Income Fund                     28,299,710.2200
Scudder Global Fund                                      47,646,207.8660
Scudder Global Bond Fund                                 15,972,937.6825
Scudder Global Discovery Fund                            17,018,378.4357
Scudder International Bond Fund                          22,435,380.5495
Scudder Gold Fund                                        15,662,171.8230

     Each Corporation provides periodic reports to all of its stockholders which highlight relevant information including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Fund and a copy of any more recent semi-annual report, without charge, by calling 800-225-5163 or writing the Fund, c/o Scudder, Stevens & Clark, Inc, 345 Park Avenue, New York, New York 10154.

             PROPOSAL 1: ELECTION OF DIRECTORS FOR EACH CORPORATION

     At the Special Meeting, nine Directors are to be elected to constitute the Boards of Scudder Global Fund, Inc. and Scudder International Fund, Inc., and eight Directors for Scudder Mutual Funds, Inc. For election of Directors at the Special Meeting, each Board of Directors has approved the nomination of the individuals listed in the table below.

                                                     SCUDDER
                            SCUDDER GLOBAL     INTERNATIONAL FUND,     SCUDDER MUTUAL
           NAME               FUND, INC.              INC.              FUNDS, INC.
--------------------------  --------------     -------------------     --------------
Paul Bancroft III                  X                    X                     X
Sheryle J. Bolton                  X                    X                     X
William T. Burgin                  X                                          X
Thomas J. Devine                   X                    X                     X
Keith R. Fox                       X                    X                     X
William H. Gleysteen, Jr.          X                    X
William H. Luers                   X                    X                     X
Wilson Nolen                                            X
Daniel Pierce                      X                    X                     X
Kathryn L. Quirk                   X                    X                     X

     The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. Each Director so elected will serve as a Director of the respective Corporation until the next meeting of stockholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns or is removed as provided in the Articles of Incorporation of each Corporation.

     Each of the nominees has indicated that he or she is willing to serve as a Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Directors may recommend. The following table sets forth certain information concerning the current Directors and the nominees. Unless otherwise noted, each of the Directors and nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

NOMINEES:

                                          PRESENT OFFICE WITH THE CORPORATION
                                            (DATE NOMINEE BECAME DIRECTOR),
            NAME (AGE)                          PRINCIPAL OCCUPATION OR
           -----------                       EMPLOYMENT AND DIRECTORSHIPS
                            ---------------------------------------------------------------

PAUL BANCROFT III(67)       Director, Scudder Global Fund, Inc. (1986) and Scudder
------------------          International Fund, Inc. (1982). Venture Capitalist and
                            Consultant (1988 to present); Retired President, Chief
                            Executive Officer and Director, Bessemer Securities Corp.
                            (private investment company); Director, Western Atlas, Inc.
     [PHOTO]                (diversified oil services and industrial automation company).
                            Former Director: Albany International, Inc. (paper machine belt manufacturer); and Measurex Corp. (process control systems company). Mr. Bancroft serves on the Boards of an additional 2
                            Trusts or Corporations whose Funds are advised by Scudder.

SHERYLE J. BOLTON(51)       Director, Scudder Global Fund, Inc. (1995). Chief Executive
------------------          Officer, Scientific Learning Corporation. Former President and
                            Chief Operating Officer, Physicians' Online, Inc. (electronic transmission of clinical information for physicians) (1994-95);
     [PHOTO]                Member, Senior Management Team, Rockefeller & Co. (1990-93).
                            Ms. Bolton serves on the Board of an additional Trust whose
                            Funds are advised by Scudder.

WILLIAM T. BURGIN(53)       Director, Scudder Global Fund, Inc. (1997) and Scudder Mutual
------------------          Funds, Inc. (1997). General Partner, Bessemer Venture Partners;
                            General Partner, Deer & Company; Director, James River Corp.;
                            Director, Galile Corp., Director of various privately held
     [PHOTO]                companies. Mr. Burgin serves on the Boards of an additional 2
                            Trusts or Corporations whose Funds are advised by Scudder.

                                          PRESENT OFFICE WITH THE CORPORATION
                                            (DATE NOMINEE BECAME DIRECTOR),
            NAME (AGE)                          PRINCIPAL OCCUPATION OR
           -----------                       EMPLOYMENT AND DIRECTORSHIPS
                            ---------------------------------------------------------------

THOMAS J. DEVINE (70)       Director, Scudder Global Fund, Inc., (1986) Scudder
------------------          International Fund, Inc. (1978) and Scudder Mutual Funds, Inc.
                            (1988). Consultant. Mr. Devine serves on the Boards of an
     [PHOTO]                additional 3 Trusts or Corporations whose Funds are advised by
                            Scudder.

KEITH R. FOX (43)           Director, Scudder International Fund, Inc. (1996) and Scudder
------------------          Mutual Funds, Inc. (1996). President, Exeter Capital Management
                            Corporation (private equity investment firm). Mr. Fox serves on
     [PHOTO]                the Boards of an additional 2 Trusts or Corporations whose
                            Funds are advised by Scudder.

WILLIAM H. GLEYSTEEN, JR.   Director, Scudder Global Fund, Inc. (1990) and Scudder
(71)                        International Fund, Inc. (1990). Consultant; Guest Scholar,
------------------          Brookings Institute; Former President, The Japan Society, Inc.
                            (until 1996). Mr. Gleysteen serves on the Boards of an
     [PHOTO]                additional 3 Trusts or Corporations whose Funds are advised by
                            Scudder.

WILLIAM H. LUERS (68)       Director, Scudder Global Fund, Inc. (1990) and Scudder
------------------          International Fund, Inc. (1990). President, The Metropolitan
                            Museum of Art; Director: IDEX Corporation (liquid handling equipment manufacturer) and Wickes Lumber Company (building materials for contractors); Former Director: Transco Energy
     [PHOTO]                Company (natural gas transmission company) (until 1995) and The
                            Discount Corporation of New York (bond trading) (until 1993).
                            Mr. Luers serves on the Boards of an 2 Trusts whose Funds are advised by Scudder.

                                          PRESENT OFFICE WITH THE CORPORATION
                                            (DATE NOMINEE BECAME DIRECTOR),
            NAME (AGE)                          PRINCIPAL OCCUPATION OR
           -----------                       EMPLOYMENT AND DIRECTORSHIPS
                            ---------------------------------------------------------------

WILSON NOLEN (70)           Director, Scudder International Fund, Inc. (1975). Consultant;
------------------          Trustee: Cultural Institutions Retirement Fund, Inc., New York
                            Botanical Garden, Skowhegan School of Painting and Sculpture;
     [PHOTO]                and Former Director, Ecohealth, Inc. (biotechnology company)
                            (until 1996). Mr. Nolen serves on the Boards of an additional 8
                            Trusts or Corporations whose Funds are advised by Scudder.

DANIEL PIERCE* (63)         Vice President, Chairman of the Board and Director, Scudder
------------------          Global Fund, Inc. (1986); Chairman of the Board and Director,
                            Scudder International Fund, Inc. (1986); and, President and
                            Director, Scudder Mutual Funds, Inc. (1988). Chairman of the
                            Board and Managing Director of Scudder, Stevens & Clark, Inc.
     [PHOTO]                Director, Fiduciary Trust Company (bank and trust company) and
                            Fiduciary Company Incorporated (bank and trust company). Mr.
                            Pierce serves on the Boards of an additional 15 Trusts or
                            Corporations whose Funds are advised by Scudder.

KATHRYN L. QUIRK* (44)      Vice President, Assistant Secretary and Director, Scudder
------------------          Global Fund, Inc. (1997) and Scudder International Fund, Inc.
                            (1996). Managing Director of Scudder, Stevens & Clark, Inc. Ms.
     [PHOTO]                Quirk serves on the Boards of an additional 10 Trusts or
                            Corporations whose Funds are advised by Scudder.

------------------------------
* Directors considered by the Corporations and their counsel to be "interested persons" (as defined in the 1940 Act) of the Corporations or of their Investment Manager because of their employment by the Investment Manager and, in some cases, holding offices with the Corporation.

CURRENT DIRECTORS NOT STANDING FOR RE-ELECTION:

                                          PRESENT OFFICE WITH THE CORPORATION
                                                (DATE BECAME DIRECTOR),
          NAME (AGE)                            PRINCIPAL OCCUPATION OR
          -----------                        EMPLOYMENT AND DIRECTORSHIPS
                            ---------------------------------------------------------------

NICHOLAS BRATT* (49)        President (except Scudder Global Fund) (1985) and Director,
------------------          Scudder Global Fund, Inc. (1982) and Scudder International
                            Fund, Inc. (1982). Managing Director of Scudder, Stevens &
     [PHOTO]                Clark, Inc. Mr. Bratt serves on the Boards of an additional 5
                            Trusts or Corporations whose Funds are advised by Scudder.

DAVID S. LEE* (63)          Vice President, Assistant Treasurer (1984) and Director,
------------------          Scudder International Fund, Inc. (1997); and Vice President
                            (1988) and Director, Scudder Mutual Funds, Inc. (1997).
                            Managing Director, Scudder, Stevens & Clark, Inc.; Trustee
     [PHOTO]                Emeritus, New England Medical Center. Mr. Lee serves on the
                            Boards of an additional 14 Trusts or Corporations whose Funds are advised by Scudder.

DR. GORDON SHILLINGLAW* (72) Director, Scudder International Fund, Inc. (1982) and Scudder
------------------          Mutual Funds, Inc. (1988). Professor Emeritus of Accounting,
                            Columbia University Graduate School of Business. Dr.
     [PHOTO]                Shillinglaw serves on the Boards of an additional 7 Trusts or
                            Corporations whose Funds are advised by Scudder.

------------------------------
* Directors considered by the Corporations and their counsel to be "interested persons" (as defined in the 1940 Act) of the Corporations or of their Investment Manager because of their employment by the Investment Manager and, in some cases, holding offices with the Corporation.

     The table below sets forth the number of shares of each Fund owned directly or beneficially by the nominees to and the Directors of the relevant Board of Directors as of June 30, 1997. Nominees or Directors who do not own any Shares have been omitted from the table. Funds which are not owned by any nominees or Directors also have been omitted from the table.

                                                                                                                     ALL CURRENT
                                                                                                                    DIRECTORS AND
                                                                                                                    OFFICERS AS A
           FUND NAME(1)             BANCROFT   BOLTON   BRATT   DEVINE     GLEYSTEEN   LUERS   PIERCE     QUIRK         GROUP
----------------------------------  --------   ------   -----   ------     ---------   -----   ------     -----     -------------
Scudder Global Fund, Inc.
 Scudder Emerging Markets Income
  Fund                                   --      416     542       --           --     1,342   2,703        --         549,449(2)
 Scudder Global Fund                  7,941       --      --    2,201 (3)    2,240      597       --       122(4)      803,745(5)
 Scudder Global Bond Fund                --       --      --       --           --       --       --        --          44,662(6)
 Scudder Global Discovery Fund        6,323      489    1,974      --        1,494       --    6,595 (7)    --         484,276(8)
 Scudder International Bond Fund         --       --      --       --           --       --       --        --         134,568(9)

       FUND NAME (1)        BANCROFT   BRATT   DEVINE      FOX      GLEYSTEEN    LEE      LUERS   NOLEN     PIERCE     QUIRK
--------------------------- --------   -----   ------     -----     ---------   -----     -----   -----     ------     -----
Scudder International Fund,
 Inc.
 Scudder Emerging Markets
  Growth Fund                 9,904       --      --        632         --         --       --      --          --       --
 Scudder Greater Europe
  Growth Fund                 3,772       --      --        501         --      1,371(11)  566      --         889       --
 Scudder International Fund   3,184       --     410        185        592      6,574(13)  264    4,802(14) 16,235(15)  109
 Scudder International
  Growth and Income Fund         --       --      --         --         --         --       --      --          --       --
 Scudder Latin America Fund      --       --      --      1,411(17)     --      1,741(18)   --    7,353      2,362(19)   --
 Scudder Pacific
  Opportunities Fund             --    2,012   3,717 (21)   510        603      1,343(22)   --    3,046      4,152(23)   --

                                            ALL CURRENT
                                           DIRECTORS AND
                                           OFFICERS AS A
       FUND NAME (1)         SHILLINGLAW       GROUP
---------------------------  -----------   -------------
Scudder International Fund,
 Inc.
 Scudder Emerging Markets
  Growth Fund                    412          533,476(10)
 Scudder Greater Europe
  Growth Fund                    427          186,743(12)
 Scudder International Fund      616          254,269(12)
 Scudder International
  Growth and Income Fund          --               --
 Scudder Latin America Fund      428          158,251(20)
 Scudder Pacific
  Opportunities Fund             256          316,953(24)

                                                                                   ALL CURRENT
                                                                                  DIRECTORS AND
                                                                                  OFFICERS AS A
                       FUND NAME (1)                           FOX     PIERCE         GROUP
-----------------------------------------------------------    ---     ------     -------------
Scudder Mutual Funds, Inc.
  Scudder Gold Fund                                            608      1,027         67,841

------------------------------

 (1) The information as to beneficial ownership is based on statements furnished to the Corporations by each Director and nominee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each Director's and nominee's individual share holdings of any Fund constitutes less than 1/4 of 1% of the shares outstanding of such Fund.

 (2) As a group on June 30, 1997, the Directors and officers owned beneficially 1.94% of the outstanding shares of Scudder Emerging Markets Income Fund of which 10,479 shares were held with sole investment and voting power and 538,970 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

 (3) Mr. Devine's shares in Scudder Global Fund are held with shared investment and voting power.

 (4) Ms. Quirk's shares in Scudder Global Fund are held with shared investment and voting power.

 (5) As a group on June 30,1997, the Directors and officers owned beneficially 1.69% of the outstanding shares of Scudder Global Fund of which 29,446 shares were held with sole investment and voting power, 7,673 shares were held with shared investment and voting power, and 766,626 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

 (6) As a group on June 30, 1997, the Directors and officers owned beneficially .28% of the outstanding shares of Scudder Global Bond Fund of which 2,432 shares were held with sole investment and voting power and 42,230 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

 (7) Mr. Pierce's total in Scudder Global Discovery Fund includes 181 shares owned by members of his family and 5,603 shares held in a fiduciary capacity as to which he shares investment and voting power.

 (8) As a group on June 30,1997, the Directors and officers owned beneficially 2.85% of the outstanding shares of Scudder Global Discovery Fund of which 11,420 shares were held with sole investment and voting power, 10,369 shares were held with shared investment and voting power, and 462,487 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

 (9) As a group on June 30, 1997, the Directors and officers owned beneficially 0.60% of the outstanding shares of Scudder International Bond Fund of which 550 shares were held with sole investment and voting power and 134,018 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

(10) As a group on June 30, 1997, the Directors and officers owned beneficially 3.68% of the outstanding shares of Scudder Emerging Markets Growth Fund of which 19,705 shares were held with sole investment and voting power, 914 shares were held with shared investment and voting power, and 512,857 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

(11) Mr. Lee's shares in Scudder Greater Europe Growth Fund are held with shared investment and voting power.

(12) As a group on June 30, 1997, the Directors and officers owned beneficially 2.12% of the outstanding shares of Scudder Greater Europe Growth Fund of which 8,065 shares were held with sole investment and voting power, 1,371 shares were held with shared investment and voting power, and 177,307 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

(13) Mr. Lee's shares in Scudder International Fund are held in a fiduciary capacity as to which he shares investment and voting power.

(14) Mr. Nolen's total in Scudder International Fund includes 162 shares held with shared investment and voting power.

(15) Mr. Pierce's total in Scudder International Fund includes 70 shares owned by members of his family and 16,165 shares held in a fiduciary capacity as to which he shares investment and voting power.

(16) As a group on June 30, 1997, the Directors and officers owned beneficially 0.47% of the outstanding shares of Scudder International Fund of which 10,488 shares were held with sole investment and voting power, 24,897 shares were held with shared investment and voting power, and 218,884 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

(17) Mr. Fox's total in Scudder Latin America Fund includes 1,008 shares acquired after June 30, 1997.

(18) Mr. Lee's total in Scudder Latin America Fund includes 1,188 shares owned by members of his family and 553 shares held in a fiduciary capacity as to which he shares investment and voting power.

(19) Mr. Pierce's total in Scudder Latin America Fund includes 223 shares owned by members of his family and 638 shares held in a fiduciary capacity as to which he shares investment and voting power.

(20) As a group on June 30,1997, the Directors and officers owned beneficially 0.40% of the outstanding shares of Scudder Latin America Fund of which 15,140 shares were held with sole investment and voting power, 2,755 shares were held with shared investment and voting power, and 140,356 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

(21) Mr. Devine's shares in Scudder Pacific Opportunities Fund are held with shared investment and voting power.

(22) Mr. Lee's shares in Scudder Pacific Opportunities Fund are held with shared investment and voting power.

(23) Mr. Pierce's total in Scudder Pacific Opportunities Fund includes 1,405 shares owned by members of his family and 901 shares held in a fiduciary capacity as to which he shares investment and voting power.

(24) As a group on June 30, 1997, the Directors and officers owned beneficially 2.25% of the outstanding shares of Scudder Pacific Opportunities Fund of which 9,061 shares were held with sole investment and voting power, 8,267 shares were held with shared investment and voting power, and 299,625 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

(25) As a group on June 30, 1997, the Directors and officers owned beneficially 0.43% of the outstanding shares of Scudder Gold Fund of which 1,635 shares were held with sole investment and voting power and 66,206 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

     Certain accounts for which the Investment Manager acts as investment adviser owned 1,637,301 shares in the aggregate, or 5.79% of the outstanding shares of Scudder Emerging Markets Income Fund on June 30, 1997. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1997, 6,178,668 shares in the aggregate, 21.83% of the outstanding shares of Scudder Emerging Markets Income Fund were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1997, 4,454,160 shares in the aggregate, 9.35% of the outstanding shares of Scudder Global Fund were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1997, 922,316 shares in the aggregate, 5.77% of the outstanding shares of Scudder Global Bond Fund were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 2,059,778 shares in the aggregate, or 12.10% of the outstanding shares of Scudder Global Discovery Fund on June 30, 1997. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1997, 1,095,302 shares in the aggregate, 6.44% of the outstanding shares of Scudder Global Discovery Fund were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1997, 3,064 shares in the aggregate, 13.66% of the outstanding shares of Scudder International Bond Fund were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 3,270,954 shares in the aggregate, or 22.54% of the outstanding shares of Scudder Emerging Markets Growth Fund on June 30, 1997. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1997, 958,804 shares in the aggregate, 6.61% of the outstanding shares of Scudder Emerging Markets Growth Fund were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1997, 1,030,046 shares in the aggregate, 11.70% of the outstanding shares of Scudder Greater Europe Growth Fund were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1997, 1,009,437 shares in the aggregate, 11.47% of the outstanding shares of Scudder Greater Europe Growth Fund were held in the name of Fidelity Investments Institutional Operations Co., 100 Magellan Way -- Mail Zone KWIC, Covington, Kentucky 41015, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1997, 3,476,331 shares in the aggregate, 6.48% of the outstanding shares of Scudder International Fund were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1997, 4,412,285 shares in the aggregate, 11.27% of the outstanding shares of Scudder Latin America Fund were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 1,611,307 shares in the aggregate, or 10.31% of the outstanding shares of Scudder Pacific Opportunities Fund on June 30, 1997. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1997, 2,284,098 shares in the aggregate, 14.62% of the outstanding shares of Scudder Gold Fund were held in the name of Charles, Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     To the best of each Corporation's knowledge, as of June 30, 1997, no person owned beneficially more than 5% of any Fund's outstanding shares, except as stated above.

RESPONSIBILITIES OF THE BOARD--BOARD AND COMMITTEE MEETINGS

     The Board of Directors of each Corporation is responsible for the general oversight of Fund business. A majority of the Board's members are not affiliated with Scudder. These Non-interested Directors have primary responsibility for assuring that the Fund is managed in the best interests of its stockholders.

     Each Board of Directors meets at least quarterly to review the investment performance of the Funds and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Non-interested Trustees review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Investment Manager and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Funds' independent public accountants and by independent legal counsel selected by the Non-interested Directors. In addition, the Non-interested Directors from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

     The Board of each Corporation has both an Audit Committee and a Committee on Independent Directors, the responsibilities of which are described below.

AUDIT COMMITTEE

     The Board of each Corporation has an Audit Committee consisting of the Non-interested Directors. The Audit Committee reviews with management and the independent accountants for each Fund, among other things, the scope of the audit and the controls of each Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for each Fund to the Board and, in general, considers and reports to the Board on matters regarding each Fund's accounting and bookkeeping practices.

COMMITTEE ON INDEPENDENT DIRECTORS

     The Board of each Corporation has a Committee on Independent Directors consisting of all the Non-interested Directors. The Committee is charged with the duty of making all nominations for Non-interested Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action.

     The following chart sets forth the number of meetings of the Board, the Audit Committee and the Committee on Independent Directors of each Corporation during the calendar year 1996.

                  NUMBER OF BOARD AND COMMITTEE MEETINGS HELD
                         DURING THE CALENDAR YEAR 1996

                                                                   COMMITTEE ON
                                       BOARD OF        AUDIT       INDEPENDENT
                                       DIRECTORS     COMMITTEE      DIRECTORS
           NAME OF CORPORATION         MEETINGS      MEETINGS        MEETINGS
-------------------------------------  ---------     ---------     ------------
Scudder Global Fund, Inc.                6             2              1
Scudder International Fund, Inc.         6             2              1
Scudder Mutual Funds, Inc.               6             1              1

EXECUTIVE OFFICERS

     In addition to Ms. Quirk and Messrs. Bratt, Lee and Pierce, Directors who are also officers of certain Corporations, the following persons are Executive Officers of the Corporations:

                      PRESENT OFFICE WITH THE CORPORATION

                                PRINCIPAL OCCUPATION OR          CORPORATION (YEAR FIRST
       NAME (AGE)                    EMPLOYMENT(1)                BECAME AN OFFICER)(2)
-------------------------    -----------------------------    -----------------------------
Elizabeth J. Allan (44)      Vice President; Principal of     Scudder International Fund,
                             Scudder, Stevens & Clark,        Inc. (1995)
                             Inc.
Joyce E. Cornell (53)        Vice President; Principal of     Scudder International Fund,
                             Scudder, Stevens & Clark,        Inc. (1996)
                             Inc.
Richard W. Desmond (61)      Assistant Secretary; Vice        Scudder International Fund,
                             President of Scudder, Stevens    Inc. (1985)
                             & Clark, Inc.
Carol L. Franklin (44)       Vice President; Principal of     Scudder International Fund,
                             Scudder, Stevens & Clark,        Inc. (1996)
                             Inc.
Edmund B. Games, Jr. (60)    Vice President; Principal of     Scudder International Fund,
                             Scudder, Stevens & Clark,        Inc. (1992)
                             Inc.
Susan E. Gray (32)           Vice President; Principal of     Scudder Global Fund, Inc.
                             Scudder, Stevens & Clark,        (1996)
                             Inc.
Jerard K. Hartman (64)       Vice President; Managing         Scudder Global Fund, Inc.
                             Director of Scudder, Stevens     (1988); Scudder International
                             & Clark, Inc.                    Fund, Inc. (1986); Scudder
                                                              Mutual Funds, Inc. (1988)
Clay L. Hoes (41)            Vice President; Principal of     Scudder Mutual Funds, Inc.
                             Scudder, Stevens & Clark,        (1996)
                             Inc. Mr. Hoes has nine years'
                             investment research
                             experience relative to
                             natural resources.
William E. Holzer (48)       President of Scudder Global      Scudder Global Fund, Inc.
                             Fund, Inc. (Scudder Global       (1986)
                             Fund only) and Vice President
                             of Scudder International
                             Fund, Inc.; Managing Director
                             of Scudder, Stevens & Clark,
                             Inc.
Gary P. Johnson (45)         Vice President; Principal of     Scudder Global Fund, Inc.
                             Scudder, Stevens & Clark,        (1997)
                             Inc.
Thomas W. Joseph (58)        Vice President; Principal of     Scudder Global Fund, Inc.
                             Scudder, Stevens & Clark,        (1986); Scudder International
                             Inc.                             Fund, Inc. (1986); Scudder
                                                              Mutual Funds, Inc. (1989)
David S. Lee (63)            Vice President and Assistant     Scudder Global Fund, Inc.
                             Treasurer; Managing Director     (1986)
                             of Scudder, Stevens & Clark,
                             Inc.
Thomas F. McDonough (50)     Vice President and Secretary;    Scudder Global Fund, Inc.
                             Principal of Scudder, Stevens    (1986); Scudder International
                             & Clark, Inc.                    Fund, Inc. (1984); Scudder
                                                              Mutual Funds, Inc. (1988)
Pamela A. McGrath (43)       Vice President and Treasurer;    Scudder Global Fund, Inc.
                             Managing Director of Scudder,    (1990); Scudder International
                             Stevens & Clark, Inc.            Fund, Inc. (1990); Scudder
                                                              Mutual Funds, Inc. (1990)
Gerald J. Moran (58)         Vice President; Principal of     Scudder Global Fund, Inc.
                             Scudder, Stevens & Clark,        (1991)
                             Inc.

                                PRINCIPAL OCCUPATION OR          CORPORATION (YEAR FIRST
       NAME (AGE)                    EMPLOYMENT(1)                BECAME AN OFFICER)(2)
-------------------------    -----------------------------    -----------------------------
Edward J. O'Connell (52)     Vice President and Assistant     Scudder Global Fund, Inc.
                             Treasurer; Principal of          (1986); Scudder International
                             Scudder, Stevens & Clark,        Fund, Inc.(1987); Scudder
                             Inc.                             Mutual Funds, Inc. (1988)
Kathryn L. Quirk (44)        Vice President and Assistant     Scudder Mutual Funds, Inc.
                             Secretary; Managing Director     (1988)
                             of Scudder, Stevens & Clark,
                             Inc.
M. Isabel Saltzman (42)      Vice President; Managing         Scudder Global Fund, Inc.
                             Director of Scudder, Stevens     (1995)
                             & Clark, Inc.

------------------------------
(1) Other than Clay Hoes, all of the Executive Officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Corporation.

COMPENSATION OF DIRECTORS AND OFFICERS

     Scudder supervises each Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and officers of each Corporation and receives a management fee for its services. Several of each Corporation's officers and Directors are also officers, Directors, employees or stockholders of Scudder and participate in the fees paid to that firm, although such Corporation makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at Directors' and committee meetings.

     The following Compensation Table provides in tabular form the following data:

          Column (1) All Directors who receive compensation from each Corporation.

          Column (2) Aggregate compensation received by each Director of each Corporation during the calendar year 1996.

          Column (3) Total compensation received by each Director from funds managed by Scudder (collectively, the "Fund Complex") during the calendar year 1996.

     The Directors do not receive any pension or retirement benefits from any Corporation.

                               COMPENSATION TABLE

                                                     (2)                                    (3)
                                                                                           TOTAL
                                            AGGREGATE COMPENSATION                     COMPENSATION
                               ------------------------------------------------          FROM THE
            (1)                                      SCUDDER          SCUDDER          FUND AND FUND
          NAME OF              SCUDDER GLOBAL     INTERNATIONAL       MUTUAL              COMPLEX
         DIRECTOR                FUND, INC.        FUND, INC.       FUNDS, INC.      PAID TO DIRECTOR
---------------------------    --------------     -------------     -----------     -------------------
Paul Bancroft III                 $ 42,750           $41,086               --       $143,358 (16 Funds)
Sheryle J. Bolton                 $ 45,100                --               --       $  71,200 (9 Funds)
Thomas J. Devine                  $ 45,500           $44,086          $ 8,700       $156,058 (18 Funds)
Keith R. Fox                            --           $43,086          $ 8,550       $ 87,508 (10 Funds)
William H. Gleysteen, Jr.         $ 45,500           $44,086               --       $130,336 (13 Funds)
William H. Luers                  $ 45,750           $43,486               --       $100,486 (11 Funds)
Wilson Nolen                            --           $45,086               --       $165,608 (17 Funds)
Dr. Gordon Shillinglaw                  --           $45,086          $ 9,250       $119,918 (19 Funds)

REQUIRED VOTE

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes of each Corporation cast at the Special Meeting in person or by proxy. The Directors of each Corporation recommend that the stockholders of each Corporation vote in favor of each of the nominees listed in this Proposal 1.

                          PROPOSAL 2: APPROVAL OF NEW
                        INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

     Scudder acts as the investment manager to each Fund pursuant to investment management agreements entered into by each Fund and Scudder (each a "Current Investment Management Agreement" and, collectively, the "Current Investment Management Agreements"). (Scudder is sometimes referred to in this proxy statement as the "Investment Manager.") The term "Current Investment Management" Agreement is defined herein to include: (i) with respect to Scudder Global Fund, a fee reduction to become effective September 11, 1997 pursuant to which the Fund's investment management fee will be equal to an annual rate of 1.0 percent of the Fund's average daily net assets on the first $500 million in assets, .95 of 1 percent on assets over $500 million, .90 of 1 percent on assets over $1 billion, and .85 of 1 percent on assets over $1.5 billion; and (ii) with respect to Scudder Latin America Fund, a fee reduction to become effective September 11, 1997 pursuant to which the Fund's investment management fee will be equal to an annual rate of 1.25 of 1 percent on the first $1 billion in assets, and 1.15 of 1 percent on assets over $1 billion. On June 26, 1997, Scudder entered into a Transaction Agreement (the "Transaction Agreement") with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the Transaction

Agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("ZKI"), a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. ("Scudder Kemper"). The foregoing are referred to as the "Transactions." ZKI, a Chicago-based investment adviser and the adviser to the Kemper funds, has approximately $80 billion under management. The headquarters of Scudder Kemper will be in New York. Edmond D. Villani, Scudder's Chief Executive Officer, will continue as Chief Executive Officer of Scudder Kemper and will become a member of Zurich's Corporate Executive Board.

     Consummation of the Transactions would constitute an "assignment," as that term is defined in the 1940 Act, of each Fund's Current Investment Management Agreement with Scudder. As required by the 1940 Act, each of the Current Investment Management Agreements provide for its automatic termination in the event of its assignment. In anticipation of the Transactions, a new investment management agreement (each a "New Investment Management Agreement" and, collectively, the "New Investment Management Agreements," together with the Current Investment Management Agreements, the "Investment Management Agreements") between each Fund and Scudder Kemper is being proposed for approval by stockholders of each Fund. A copy of the master form of the New Investment Management Agreement is attached hereto as Exhibit A. THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR EACH FUND IS IN ALL MATERIAL RESPECTS ON THE SAME TERMS AS THE CORRESPONDING CURRENT INVESTMENT MANAGEMENT AGREEMENT. Conforming changes are being recommended to the New Investment Management Agreement in order to promote consistency among all of the funds currently advised by Scudder and to permit ease of administration. The material terms of each Current Investment Management Agreement are described under "Description of the Current Investment Management Agreement" below.

BOARD OF DIRECTORS' RECOMMENDATION

     On August 6, 1997, the Board of each Corporation, including Directors who are not parties to such agreement or "interested persons" (as defined under the 1940 Act) (the "Non-interested Directors") of any such party, voted to approve the New Investment Management Agreements and to recommend their respective approval to stockholders.

     For information about the Boards' deliberations and the reasons for their recommendation, please see "Board of Directors' Evaluation" below.

     The Board of each Corporation recommends that its stockholders vote in favor of the approval of the New Investment Management Agreement for each Fund.

BOARD OF DIRECTORS' EVALUATION

     On June 26, 1997, representatives of Scudder advised the Non-interested Directors of each Corporation by means of a telephone conference call that

Scudder had entered into the Transaction Agreement. At that time, Scudder representatives described the general terms of the proposed Transactions and the perceived benefits for the Scudder organization and for its investment advisory clients.

     Scudder subsequently furnished the Non-interested Directors additional information regarding the proposed Transactions, including information regarding the terms of the proposed Transactions, and information regarding the Zurich and ZKI organizations. In a series of subsequent telephone conference calls and in-person meetings, the Non-interested Directors discussed this information among themselves and with representatives of Scudder and Zurich. They were assisted in their review of this information by their independent legal counsel and also consulted with a representative of the Funds' independent auditors and with an independent consultant knowledgeable in mutual fund industry matters.

     In the course of these discussions, Scudder advised the Non-interested Directors that it did not expect that the proposed Transactions would have a material effect on the operations of the Funds or their stockholders. Scudder has advised the Non-interested Directors that the Transaction Agreement, by its terms, does not contemplate any changes in the structure or operations of the Funds. Scudder representatives have informed the Directors that Scudder intends to maintain the separate existence of the funds that Scudder and ZKI manage in their respective distribution channels. Scudder has also advised the Non-interested Directors that although it expects that various portions of the ZKI organization would be combined with Scudder's operations, the senior executives of Scudder overseeing those operations will remain largely unchanged. It is possible, however, that changes in certain personnel currently involved in providing services to the Funds may result from future efforts to combine the strengths and efficiencies of both firms. In their discussions with the Directors, Scudder representatives also emphasized the strengths of the Zurich organization and its commitment to provide the new Scudder Kemper organization with the resources necessary to continue to provide high quality services to the Funds and the other investment advisory clients of the new Scudder Kemper organization.

     The Board of each Corporation was advised that Scudder intends to rely on
Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transactions, each of the Boards, assuming the election of the nominees that you are being asked to elect in "Proposal 1: Election of Directors," would be in compliance with this provision of Section 15(f). (See "Proposal 1: Election of Directors".) Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transactions. Scudder has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Funds' stockholders as well as other fees and expenses in connection with the Transactions, including the fees and expenses of legal counsel and consultants to the Funds and the Non-interested Directors.

     During the course of their deliberations, the Non-interested Directors considered a variety of factors, including the nature, quality and extent of the services furnished by Scudder to the Funds; the necessity of Scudder maintaining and enhancing its ability to retain and attract capable personnel to serve the Funds; the investment record of Scudder in managing the Funds; the increased complexity of the domestic and international securities markets; Scudder's profitability from advising the Funds; possible economies of scale; comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios; the risks assumed by Scudder; the advantages and possible disadvantages to the Funds of having an adviser of the Funds which also serves other investment companies as well as other accounts; possible benefits to Scudder from serving as manager to the Funds and from affiliates of Scudder serving the Funds in various other capacities; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; and the financial resources of Scudder and the continuance of appropriate incentives to assure that Scudder will continue to furnish high quality services to the Funds.

     In addition to the foregoing factors, the Non-interested Directors gave careful consideration to the likely impact of the Transactions on the Scudder organization. In this regard, the Non-interested Directors considered, among other things, the structure of the Transactions which affords Scudder executives substantial autonomy over Scudder's operations and provides substantial equity participation and incentives for many Scudder employees; Scudder's and Zurich's commitment to Scudder's paying compensation adequate to attract and retain top quality personnel; Zurich's strategy for the development of its asset management business through Scudder; information regarding the financial resources and business reputation of Zurich; and the complementary nature of various aspects of the business of Scudder and the Zurich Kemper organization and the intention to maintain separate Scudder and Kemper brands in the mutual fund business. Based on the foregoing, the Non-interested Directors concluded that the Transactions should cause no reduction in the quality of services provided to the Funds and believe that the Transactions should enhance Scudder's ability to provide such services. The Non-interested Directors considered the foregoing factors with respect to each of the Funds.

     On August 6, 1997, the Directors of each Corporation, including the Non-interested Directors of each Corporation approved the New Investment Management Agreement.

INFORMATION CONCERNING THE TRANSACTIONS AND ZURICH

     Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in Scudder Kemper to a compensation pool for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transactions, current Scudder stockholders will have a 29.6% fully diluted equity interest in Scudder Kemper and Zurich will have a 69.5% fully diluted interest in Scudder Kemper. Scudder's name will be change to Scudder Kemper Investments, Inc.

     The purchase price for Scudder or for ZKI in the Transactions is subject to adjustment based on the impact to revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of such revenues as of June 30, 1997 (the "Revenue Run Rate Percentage"), is less than 90%.

     At the closing, Zurich and the other stockholders of Scudder Kemper will enter into a Second Amended and Restated Security Holders Agreement (the "New SHA"). Under the New SHA, Scudder stockholders will be entitled to designate three of the seven members of the Scudder Kemper board of directors and two of the four members of an Executive Committee, which will be the primary management-level committee of Scudder Kemper. Zurich will be entitled to designate the other four members of the Scudder Kemper board and other two members of the Executive Committee.

     The names, addresses and principal occupations of the initial Scudder-designated directors of Scudder Kemper are as follows: Lynn S. Birdsong, 345 Park Avenue, New York, New York, Managing Director of Scudder; Cornelia M. Small, 345 Park Avenue, New York, New York, Managing Director of Scudder; and Edmond D. Villani, 345 Park Avenue, New York, New York, President, Chief Executive Officer and Managing Director of Scudder.

     The names, addresses and principal occupations of the initial Zurich-designated directors of Scudder Kemper are as follows: Lawrence W. Cheng, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich; Steven M. Gluckstern, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; Rolf Hueppi, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and Markus Rohrbasser, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and member of the Corporate Executive Board of Zurich.

     The initial Scudder-designated Executive Committee members will be Messrs. Birdsong and Villani (Chairman). The initial Zurich-designated Executive Committee members will be Messrs. Cheng and Rohrbasser.

     The New SHA requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The New SHA also provides for various put and call rights with respect to Scudder Kemper stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by continuing Scudder stockholders.

     The Transactions are subject to a number of conditions, including approval by Scudder stockholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75%; Scudder and ZKI having obtained director and stockholder approvals from U.S.-registered funds representing 90% of assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transactions, or any litigation challenging the Transactions that is reasonably likely to result in an injunction or invalidation of the Transactions; and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transactions are expected to close during the fourth quarter of 1997.

     The information set forth above concerning the Transactions has been provided to the Corporations by Scudder, and the information set forth below concerning Zurich has been provided to the Corporations by Zurich.

     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services, and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich Insurance Group is particularly strong in the insurance of international companies and organizations. Over the past few years, Zurich's global presence, particularly in the United States, has been strengthened by means of selective acquisitions.

DESCRIPTION OF THE CURRENT INVESTMENT MANAGEMENT AGREEMENTS

     Under each Current Investment Management Agreement, Scudder provides each Fund with continuing investment management services. The Investment Manager also determines which securities shall be purchased, held, or sold, and what portion of each Fund's assets shall be held uninvested, subject to each Corporation's Articles of Incorporation, By-Laws, investment policies and restrictions, the provisions of the 1940 Act, and such policies and instructions as the Directors may determine.

     Each Current Investment Management Agreement provides that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in each Fund's registration statement, pay each Fund's office rent, render significant administrative services on behalf of each Fund (not otherwise provided by third parties) necessary for each Fund's operating as an open-end investment company including, but not limited to, preparing reports to and meeting materials for each Corporation's Board of Directors and reports and notices to Fund stockholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to each Fund (such as each Fund's transfer and pricing agents, fund accounting agent, custodian, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC" or the "Commission") and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by each Fund's transfer agent; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns pursuant to Section 4982 of the Internal Revenue Code of 1986, as amended; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining or causing to be maintained for each Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by each Fund's custodian or other agents of each Fund; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting issues that may arise with respect to each Fund's operations and consulting with each Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring each Fund's operating expense budgets; reviewing each Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting each Fund in determining the amount of dividends and distributions available to be paid by each Fund to its stockholders, preparing and arranging for the printing of dividend notices to stockholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of each Corporation's Board of Directors.

     Under each Current Investment Management Agreement, each Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of each Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of each Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of Non-interested Directors; the cost of printing and distributing reports, notices and dividends to current stockholders; and the fees and expenses of each Fund's custodians, subcustodians, accounting agent, dividend disbursing agents and registrars. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Each Fund is also responsible for expenses of stockholders' and other meetings, the cost of responding to stockholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify officers and Directors of each Corporation with respect thereto. Each Fund is also responsible for the maintenance of books and records which are required to be maintained by each Fund's custodian or other agents of each Corporation; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by each Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of each Fund and supplements thereto to current stockholders; costs of stationery; fees payable to the Investment Manager and to any other Fund advisors or consultants; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of each Fund's portfolio securities; and other expenses.

     The Investment Manager is responsible for the payment of the compensation and expenses of all Directors, officers and executive employees of each Fund (including each Fund's share of payroll taxes) affiliated with the Investment Manager and making available, without expense to each Fund, the services of such Directors, officers and employees as may duly be elected officers of each Corporation, subject to their individual consent to serve and to any limitations imposed by law. Each Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Directors not affiliated with the Investment Manager. Under each Current Investment Management Agreement, the Investment Manager also pays each Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Directors and officers of each Corporation who are directors, officers or employees of the Investment Manager, except to the extent that such expenses relate to attendance at meetings of the Board of Directors of each Corporation, or any committees thereof or advisers thereto, held outside Boston, Massachusetts or New York, New York. During each Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by each Corporation to any of its officers or Directors who were affiliated with the Investment Manager.

     In return for the services provided by the Investment Manager as investment manager, and the expenses it assumes under each Current Investment Management Agreement, each Fund pays the Investment Manager a management fee which is accrued daily and payable monthly. The management fee rate for each Fund is set forth in the table below. As of the end of each Fund's last fiscal year, each Fund had net assets and paid an aggregate management fee to the Investment Manager during such period as set forth below.

                                                                                      AGGREGATE
                                          NET                  MANAGEMENT            MANAGEMENT
         FUND          FISCAL YEAR       ASSETS                 FEE RATE              FEE PAID*
---------------------- -----------   --------------  ------------------------------  -----------
Scudder Emerging
  Markets Growth Fund    10-31-96    $   75,793,693              1.25%               $        0
Scudder Greater Europe
  Growth Fund            10-31-96    $  120,300,058              1.00%               $  349,865
Scudder International
  Fund                    3-31-97    $2,583,030,686    .90 of 1% to $500 million     $20,989,160
                                                      .85 of 1% next $500 million
                                                       .80 of 1% next $1 billion
                                                       .75 of 1% next $1 billion
                                                         .70% of 1% thereafter
Scudder International
  Growth and Income
  Fund                         --                --              1.00%                       --
Scudder Latin America
  Fund                   10-31-96    $  621,914,690              1.25%               $7,493,637
Scudder Pacific
  Opportunities Fund     10-31-96    $  329,391,540              1.10%               $4,235,329
Scudder Emerging
  Markets Income Fund    10-31-96    $  304,607,984              1.00%               $2,396,267

                                                                                      AGGREGATE
                                          NET                  MANAGEMENT            MANAGEMENT
         FUND          FISCAL YEAR       ASSETS                 FEE RATE              FEE PAID*
---------------------- -----------   --------------  ------------------------------  -----------
Scudder Global Fund       6-30-97    $1,604,465,770    1.00% of 1st $500 million     $13,450,790
                                                     .95 of 1% of next $500 million
                                                       .90 of 1% over $1 billion
Scudder Global Bond
  Fund                   10-31-96    $  217,403,907   .75 of 1% of 1st $1 billion    $1,292,288
                                                       .70 of 1% over $1 billion
Scudder Global
  Discovery Fund         10-31-96    $  350,829,980              1.10%               $3,201,957
Scudder International
  Bond Fund               6-30-97    $  235,993,185   .85 of 1% of 1st $1 billion    $3,077,316
                                                          .80 of 1% thereafter
Scudder Gold Fund         6-30-97    $  163,932,811              1.00%               $1,948,814

------------------------------
* After waiver, if any.

     Each Current Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such agreement.

     Each Current Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. Each Fund may agree to terminate its Current Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund, or by a vote of the Board of Directors. As stated above, each Current Investment Management Agreement automatically terminates in the event of its assignment.

     Scudder has acted as the Investment Manager for each Fund since each Fund commenced operations as shown below. Also shown below is the date of each Current Investment Management Agreement, the date when each Current Investment Management Agreement was last approved by the Directors and the stockholders of each Fund and the date to which each Current Investment Management Agreement was last continued. Each Current Investment Manage-ment Agreement was last submitted to stockholders prior to its becoming effective, as required by the 1940 Act.*

                                        DATE OF
                                        CURRENT
                         COMMENCEMENT  INVESTMENT     LAST         LAST
                              OF       MANAGEMENT  APPROVED BY  APPROVED BY      DATE
          FUND            OPERATIONS   AGREEMENT    DIRECTORS   STOCKHOLDERS CONTINUED TO
------------------------ ------------  ----------  -----------  -----------  ------------
Scudder Emerging Markets
 Growth Fund               05-08-96     05-08-96     09-04-96     05-06-96     09-30-97
Scudder Greater Europe
  Growth Fund              10-10-94     10-10-94     09-04-96     10-07-94     09-30-97
Scudder International
  Fund                     09-02-88     09-05-96     09-04-96     12-13-90     09-30-97
Scudder International
  Growth and Income Fund   06-30-97     06-03-97     06-03-97     06-10-97     09-30-98
Scudder Latin America
  Fund                     12-08-92     12-08-92     09-04-96     12-03-92     09-30-97
Scudder Pacific
  Opportunities Fund       12-08-92     12-08-92     09-04-96     12-03-92     09-30-97
Scudder Emerging Markets
  Income Fund              12-31-93     12-29-93     09-04-96     12-29-93     09-30-97
Scudder Global Fund        07-23-86     09-06-95     09-04-96     12-13-90     09-30-97
Scudder Global Bond Fund   03-01-91     09-07-93     09-04-96     06-02-92     09-30-97
Scudder Global Discovery
  Fund                     09-10-91     09-03-91     09-04-96     06-02-92     09-30-97
Scudder International
  Bond Fund                07-06-88     09-08-94     09-04-96     12-13-90     09-30-97
Scudder Gold Fund          09-02-88     09-05-96     06-04-96     09-04-96     09-30-97

------------------------------
* An Investment Management Agreement which is changed from a prior agreement solely to reduce the fee payable by the Fund does not require stockholder approval prior to becoming effective. In those cases, the date shown for stockholder approval may be later than the effective date.

THE NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreement for each Fund will be dated as of the date of the consummation of the Transactions, which is expected to occur in the fourth quarter of 1997, but in no event later than February 28, 1998. Each New Investment Management Agreement will be in effect for an initial term ending on the same date as would the corresponding Current Investment Management Agreement but for the Transactions, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of each Fund, or by the Board and, in either event, the vote of a majority of the Non-interested Directors, cast in person at a meeting called for such purpose. In the event that stockholders of a Fund do not approve the New Investment Management Agreement, the corresponding Current Investment Management Agreement will remain in effect until the closing of the Transactions, at which time it would terminate. In such event, the Board of such Corporation will take such action, if any, as it deems to be in the best interests of each Fund and its stockholders. In the event the Transactions are not consummated, Scudder will continue to provide services to each Fund in accordance with the terms of each Current Investment Management Agreement for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Directors.

DIFFERENCES BETWEEN THE CURRENT AND NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreements are substantially the same as the Current Investment Management Agreements in all material respects. The principal changes that have been made are summarized below. The New Investment Management Agreements reflect conforming changes that have been made in order to promote consistency among all funds currently advised by Scudder and to permit ease of administration. For example, the New Investment Management Agreements for Scudder Emerging Markets Growth Fund, Scudder Greater Europe Growth Fund, Scudder International Fund, Scudder Latin America Fund, Scudder Pacific Opportunities Fund, Scudder Emerging Markets Income Fund, Scudder Global Bond Fund, Scudder Global Discovery Fund and Scudder International Bond Fund would update the list of types of services that may be provided by the Investment Manager to include the monitoring of accounting agents. In addition, the New Investment Management Agreements for these same Funds would specify that the Investment Manager is not responsible for payment of the fees and expenses of a Fund's accounting agent. These Funds, as well as Scudder Global Fund, also propose to add "accounting agents" to the list of service providers to which the Investment Manager must provide information in connection with the payment of dividends and distributions. The New Investment Management Agreements also clarify that purchase and sale opportunities, which are suitable for more than one client of the Investment Manager, will be allocated by the Investment Manager in an equitable manner.

     In addition, the New Investment Management Agreements for each Fund (except for Scudder International Growth and Income Fund and Scudder Gold Fund, each of which already included such provision with respect to Scudder) proposes to clarify the scope of the licensing provisions governing the use of the Scudder name. Specifically, each New Investment Management Agreement identifies Scudder Kemper as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc.," and "Scudder, Stevens & Clark, Inc." (together the "Scudder Marks"). Under this license, each Corporation, with respect to each of its Funds has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Corporation's investment products and services. This license continues only as long as the New Investment Management Agreement is in place, and only as long as Scudder Kemper continues to be a licensee of the Scudder Marks from Scudder Trust Company, which is the owner and licensor of the Scudder Marks. As a condition of the license, each Corporation, on behalf of each of its Funds, if any, undertakes certain responsibilities and agrees to certain restrictions, such as agreeing not to challenge the validity of the Scudder Marks or ownership by Scudder Trust Company and the obligation to use the name within commercially reasonable standards of quality. In the event the agreement is terminated, each Corporation, on behalf of each of its Funds, if any, must not use a name likely to be confused with those associated with the Scudder Marks.

     Other conforming changes include: deletion of the Investment Manager's potential responsibility for monitoring the calculation and payment of distributions to stockholders (for all Funds except Scudder International Growth and Income Fund and Scudder Gold Fund, which do not contain such provision); a provision clarifying that the New Investment Management Agreement supersedes all prior agreements (for all Funds except Scudder International Fund, Scudder Global Fund, Scudder Global Bond Fund, Scudder International Bond Fund and Scudder Gold Fund); and inclusion of a provision clarifying that the Investment Manager must furnish office space and facilities in the United States for use by the Funds (for all Funds except for Scudder Emerging Markets Growth Fund, Scudder International Growth and Income Fund, Scudder Global Fund and Scudder Gold Fund).

INVESTMENT MANAGER

     Scudder is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder, Edmond D. Villani(#) is President and Chief Executive Officer of Scudder, Stephen R. Beckwith(#), Lynn S. Birdsong(#), Nicholas Bratt(#), E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman(#), Richard A. Holt(@), John T. Packard(+), Kathryn L. Quirk(#), Cornelia M. Small(#) and Stephen A. Wohler* are the other members of the Board of Directors of Scudder (see footnote for symbol key). The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs(#), Daniel Pierce and Edmond D.

------------------------------

*Two International Place, Boston, Massachusetts

#345 Park Avenue, New York, New York

@Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

+101 California Street, San Francisco, California

Villani in their capacity as the representatives of the beneficial owners of such securities (the "Representatives"), pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and such Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocations will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals of Scudder own nonvoting stock.

     Directors, officers and employees of Scudder from time to time may enter into transactions with various banks, including the Fund's custodian bank. It is Scudder's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

     Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, computes net asset value for each Fund. Scudder Service Corporation ("SSC"), also a subsidiary of Scudder, is the transfer, shareholding and dividend-paying agent for each Fund. Scudder Trust Company ("STC"), an affiliate of Scudder, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. The table below sets forth for each Fund the respective fees paid to SFAC, SSC and STC during the last fiscal year of each Fund.

                                             AGGREGATE FEE   AGGREGATE FEE   AGGREGATE FEE
                                             PAID TO SFAC     PAID TO SSC     PAID TO STC
                                              DURING LAST     DURING LAST     DURING LAST
            FUND               FISCAL YEAR    FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
-----------------------------  -----------   -------------   -------------   -------------
Scudder Emerging Markets
  Growth Fund                    10-31-96      $  38,540      $    65,697      $   1,553
Scudder Greater Europe Growth
  Fund                           10-31-96      $  66,529      $   177,772      $   9,227
Scudder International Fund       03-31-97      $ 795,122      $ 3,050,321      $ 930,582
Scudder International Growth
  and Income Fund                02-28-98      $  66,539*     $   273,799*     $  72,690*
Scudder Latin America Fund       10-31-96      $ 318,478      $ 1,514,806      $   5,093
Scudder Pacific Opportunities
  Fund                           10-31-96      $ 233,855      $   843,600      $  38,626
Scudder Emerging Markets
  Income Fund                    10-31-96      $ 150,781      $   308,453      $  15,479
Scudder Global Fund              06-30-97      $ 552,664      $ 2,374,492      $ 830,991
Scudder Global Bond Fund         10-31-96      $ 233,988      $   478,160      $  14,129
Scudder Global Discovery Fund    10-31-96      $ 189,560      $   514,910      $  92,508
Scudder International Bond
  Fund                           06-30-97      $ 285,933      $   681,253      $  85,079
Scudder Gold Fund                06-30-97      $  59,281      $   483,408      $  19,318

------------------------------
* Projected

     SFAC, SCC and STC will continue to provide fund accounting, transfer agency, subaccounting and recordkeeping services to the Funds under the current arrangements if the New Investment Management Agreements are approved.

     Exhibit B sets forth the fees and other information regarding other investment companies advised by Scudder.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

     To the maximum extent feasible, Scudder places orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. In selecting brokers and dealers with which to place portfolio transactions for a Fund, Scudder will not consider sales of shares of funds currently advised by ZKI, although it may place such transactions with brokers and dealers that sell shares of funds currently advised by ZKI. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.

REQUIRED VOTE

     Approval of this Proposal as to any Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The Directors of each Corporation recommend that the stockholders of each Fund vote in favor of this Proposal 2.

 PROPOSAL 3: APPROVAL OR DISAPPROVAL OF THE BOARD'S DISCRETIONARY AUTHORITY TO
              CONVERT EACH FUND TO A MASTER/FEEDER FUND STRUCTURE

     If this Proposal 3 is approved by stockholders, the Board could determine that the objectives of a Fund would be achieved more efficiently, while retaining its current distribution arrangements, by investing in a master fund in a master/feeder structure as described below, and in that case cause the Fund to do so without further approval by stockholders.

     A master/feeder fund structure is one in which a fund (a feeder fund), instead of investing directly in a portfolio of securities, invests all of its investment assets in another investment company (the master fund) with substantially the same investment objectives and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds in the master fund in an effort to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and/or distribution channels at the feeder fund level. An existing investment company could convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and the realization of taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

     In this regard, the Maryland General Corporation law permits a Maryland corporation, at the discretion of its Board of Directors, to transfer its assets to an entity or entities of which all of the equity interests are owned by the transferring corporation. This provision would permit each Corporation to convert any of the existing Funds into a feeder fund by contributing Fund assets to an entity or entities owned by such Corporation, at such time as the Board of Directors of each Corporation deems such a transfer to be advisable.

     The Board of Directors of each Corporation, having determined to amend the Articles of Incorporation of the Corporation to make this discretionary power express, has adopted the following resolutions.

     RESOLVED, that the Corporation's Articles of Incorporation be amended to add the following article:

          The Corporation shall be empowered to transfer some or all of its assets to any entity or entities of which all of the equity interests are owned by the Corporation at the time of transfer for the purpose of creating a master-feeder or similar structure in accordance with the Investment Company Act of 1940, as amended, the precise structure of such transfer of assets to be determined by action of the Corporation's Board of Directors as constituted at the time such Board of Directors deems any such transfer to be advisable; and

     RESOLVED FURTHER, that the Board of Directors declares such amendment to be advisable and directs that the proposed amendment be submitted for consideration at the special meeting of stockholders of the Corporation to be held on October 27, 1997.

     A master fund must have the identical investment objective and substantially the same investment policies as its feeder funds. This means that the assets of the master fund are invested in the same types of securities in which its feeder funds are authorized to invest.

     Management of each Corporation believes that, generally, the larger the pool of assets being managed the more efficiently and cost-effectively it can be managed. Because a master fund pools the assets of multiple feeder funds, it provides an effective means of creating larger asset pools. Whether the Board would exercise its discretionary authority to convert a Fund to a master/feeder fund structure would depend upon the existence of appropriate opportunities to pool the Fund's assets with those of other feeder funds. The primary motivation for considering a master/feeder fund structure is to seek to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and/or distribution channels at the feeder level. The Directors' decision to convert a Fund would be based upon their determination that it would be in the best interests of both the Fund and its stockholders.

     A feeder fund can withdraw its investment in a master fund at any time if its board determines that it is in the best interests of the stockholders to do so or if the investment policies or restrictions of the master fund were changed so that they were inconsistent with the policies and restrictions of the feeder fund. Upon any such withdrawal, the board of the fund would consider what action might be taken, including the investment of all of the assets of the fund in another pooled investment entity having substantially the same investment objectives and policies as the fund or the investment of the fund's assets directly in accordance with its investment objective and policies.

REQUIRED VOTE

     Stockholders of each Corporation will vote separately with respect to this Proposal 3. Approval of this Proposal 3 by a Corporation requires the affirmative vote of a majority of all outstanding shares of stock of the Corporation entitled to vote on the matter. The Directors of each Fund recommend that stockholders of each Corporation vote in favor of the approval of this Proposal 3.

                   PROPOSAL 4: APPROVAL OR DISAPPROVAL OF THE
              REVISION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES

     The 1940 Act requires an investment company to have adopted certain specified investment policies which can be changed only by a stockholder vote. Those policies are often referred to as "fundamental" policies. In the past, fundamental policies were adopted by the Corporations on behalf of their Funds, and in some cases amended by vote of the stockholders of the affected Fund, in order to reflect regulatory, business or industry conditions which were in effect at the time the particular action was taken. Because of the opportunity afforded by this Special Meeting, there has been a review of each Fund's fundamental policies with the goal of simplifying, modernizing and making consistent as far as possible the fundamental policies of all open-end investment companies managed by Scudder.

     This Proposal seeks stockholder approval of changes which are intended to accomplish that goal. The proposed changes to each Fund's fundamental policies are discussed in detail below. Please refer to the proposed policies as set forth in Exhibit C.

     Each of the fundamental policies proposed for adoption with respect to each Fund is in an area in which the 1940 Act requires that the Fund adopt a fundamental policy. Except for the policy on borrowing as discussed below, none of the proposed policies differs from the respective Fund's current comparable policy in a substantive way, although the formulation of the policy may differ from the current one in the interest of uniformity and simplicity. Each Fund's policies with respect to diversification, the issuance of senior securities, and the underwriting of securities issued by others differ from the current policies of each Fund in that the requirements of the 1940 Act, which of course apply, are not spelled out in detail.

     Shareholders will be asked to vote on each proposed fundamental policy separately on the enclosed proxy card.

PROPOSAL 5.1: DIVERSIFICATION

     Each of Scudder International Fund, Scudder International Growth and Income Fund, Scudder Global Fund and Scudder Global Discovery Fund is a "diversified" Fund under the 1940 Act. Under each such Fund's current diversification policy, each Fund, with respect to 75% of the market value of its total assets, may not purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, with exceptions for U.S. Government securities and securities of other investment companies. This restriction is substantially identical to the definition of a diversified fund under the 1940 Act. Accordingly, the proposed statement that each of Scudder International Fund, Scudder International Growth and Income Fund, Scudder Global Fund and Scudder Global Discovery Fund has elected to be classified as a diversified Fund represents no substantive change in the current diversification policy for any of such Funds.

PROPOSAL 5.2: BORROWING

     The current policy of each Fund prohibits borrowing money, except as a temporary measure for extraordinary or emergency purposes and except in connection with reverse repurchase agreements, provided that the Fund maintains asset coverage of 300% for all borrowings. Under the proposed policy, each Fund would not be limited to borrowing for temporary or emergency purposes; however, if the Directors determine with respect to any Fund to permit borrowing for other purposes, which they currently do not intend to do, the applicable Fund's disclosure documents would be amended to disclose that fact. Although the Directors do not currently intend to permit a Fund to borrow for investment leverage purposes, such borrowings would increase the Fund's volatility and the risk of loss in a declining market. Borrowings under reverse repurchase agreements are now permitted, and would be permitted under the proposed policy. The 1940 Act requires borrowings to have 300% asset coverage, which requirement would, therefore, remain unchanged under the proposed policy. Accordingly, therefore, except as stated above, the borrowing policy of each Fund would not be changed by adoption of the proposed policy.

PROPOSAL 5.3: SENIOR SECURITIES

     The current policy of each Fund, except Scudder International Fund, prohibits the issuance of senior securities, except in connection with permitted indebtedness and except in connection with the issuance of separate classes or series of shares. The current policy of each Fund, except Scudder International

Fund, therefore, specifically excepts from the prohibition on the issuance of senior securities certain practices which, under the current policies of the Commission or its staff, are not deemed to involve the issuance of senior securities. While Scudder International Fund has no express policy which prohibits the issuance of senior securities, the issuance of senior securities generally by the Fund is nonetheless limited by the 1940 Act and applicable interpretations of the SEC or its staff. Accordingly, management of each Corporation believes that it is not necessary to specify those exceptions in the Funds' fundamental policies with regard to senior securities because they are permitted under the 1940 Act and, in the case of Scudder International Fund, in the opinion of management of the Corporation, the adoption of an express prohibition on the issuance of senior securities represents no substantive change in the senior security policy of the Fund.

PROPOSAL 5.4: PURCHASE OF COMMODITIES

     The prohibition on the purchase or sale of physical commodities or contracts relating to physical commodities will not change in any substantive way for any Fund, except that Scudder Gold Fund's policy will be amended to permit the Fund to purchase or sell contracts relating to the future delivery of silver, platinum and palladium, as well as gold which is permitted under the Fund's current policy. Management of the Corporation believes that the amended policy will provide more flexibility to the Fund's portfolio management team to participate in derivatives transactions involving precious metals, in addition to gold.

PROPOSAL 5.5: CONCENTRATION

     The policy of each Fund, except for the policy of Scudder Gold Fund discussed below, in effect prohibits the purchase of securities if it would result in more than 25% of the market value of the Fund's total assets being invested in securities of one or more issuers having their principal business activities in the same industry. There are exceptions for U.S. Government securities and, in some cases, what constitutes an industry for the purposes of this restriction is included in the policy itself. While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the SEC takes the position that investment of more than 25% of a fund's assets in an industry constitutes concentration. If a fund concentrates in an industry, it must at all times have more than 25% of its assets invested in that industry, and if its policy is not to concentrate, as is the case with each of the Funds, it may not invest more than 25% of its assets in the applicable industry, unless, in either case, the fund discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa. A fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications promulgated by the Commission, or some combination thereof. Because a fund may create its own reasonable industry classifications, management of each Corporation believes that it is not necessary to include such matters in the fundamental policy of a Fund, and that the adoption of the proposed concentra-tion policy would make no substantive change in the current concentration policy of any Fund.

     The proposed concentration policy of Scudder Gold Fund reserves freedom of action for that Fund to concentrate in securities issued by wholly-owned subsidiaries of the Corporation and provides that the Fund may invest at least 25% of its assets in securities of companies that are primarily engaged in the exploration, mining, fabrication, processing or distribution of gold and other precious metals and in gold, silver, platinum and palladium bullion and coins. The new policy permits the Fund to concentrate in other precious metals in addition to gold. No change in the operations of Scudder Gold Fund are anticipated if the proposed policies are approved.

PROPOSALS 5.6 THROUGH 5.8: OTHER POLICIES -- UNDERWRITING OF SECURITIES, INVESTMENT IN REAL ESTATE AND LENDING

     Each of the other proposed fundamental policies regarding underwriting of securities (Proposal 5.6), investment in real estate (Proposal 5.7), and lending (Proposal 5.8) is substantially identical to the current comparable policy of each Fund except that these policies have been reworded or clarified.

REQUIRED VOTE

     Approval of the proposed fundamental policies with respect to any Fund requires the affirmative vote of a majority of the outstanding voting securities, as defined above, of that Fund. If the stockholders of any Fund fail to approve any proposed fundamental policy, the current policy will remain in effect. The Directors of each Corporation recommend that the stockholders of each Fund vote in favor of each item of this Proposal 4.

                     PROPOSAL 5: RATIFICATION OR REJECTION
                  OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of each of the Corporations, including a majority of the Non-interested Directors, has selected Coopers & Lybrand L.L.P. to act as independent accountants for each of the Funds for each Fund's current fiscal year. Coopers & Lybrand L.L.P. are independent accountants and have advised the Funds that they have no direct financial interest or material indirect financial interest in the Funds. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the Special Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

REQUIRED VOTE

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The Directors of each Corporation recommend that the stockholders of each Fund vote in favor of this Proposal 5.

                             ADDITIONAL INFORMATION

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph will be paid by Scudder. In addition to solicitation by mail, certain officers and representatives of each Corporation, officers and employees of Scudder and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain stockholders of each Fund may receive a telephone call from a representative of SCC if their vote has not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Directors believe that these procedures are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each stockholder's full name, address, social security or employer identification number, title (if the stockholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the stockholder has received the proxy statement and card in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the stockholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the stockholder's instructions on the card. Within 72 hours, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     If the stockholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, the stockholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should stockholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-733-8481. Any proxy given by a stockholder, whether in writing or by telephone, is revocable.

PROPOSALS OF STOCKHOLDERS

     Stockholders wishing to submit proposals for inclusion in a proxy statement for a stockholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Corporation, c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     No Board of Directors is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Corporation and/or Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,

Thomas F. McDonough

Secretary

                                                                       EXHIBIT A

                                  MASTER FORM

                                       OF

                      NEW INVESTMENT MANAGEMENT AGREEMENT

                                                                       EXHIBIT B

                           OTHER INVESTMENT COMPANIES

                               ADVISED BY SCUDDER

                                                                       EXHIBIT C

                        SCUDDER INTERNATIONAL FUND, INC.
                      SCUDDER EMERGING MARKETS INCOME FUND
                       SCUDDER GREATER EUROPE GROWTH FUND
                           SCUDDER INTERNATIONAL FUND
                  SCUDDER INTERNATIONAL GROWTH AND INCOME FUND
                           SCUDDER LATIN AMERICA FUND
                       SCUDDER PACIFIC OPPORTUNITIES FUND
                            SCUDDER GLOBAL FUND INC.
                      SCUDDER EMERGING MARKETS GROWTH FUND
                              SCUDDER GLOBAL FUND
                            SCUDDER GLOBAL BOND FUND
                         SCUDDER GLOBAL DISCOVERY FUND
                        SCUDDER INTERNATIONAL BOND FUND
                           SCUDDER MUTUAL FUNDS, INC.
                               SCUDDER GOLD FUND

     5.1 SCUDDER INTERNATIONAL FUND, SCUDDER INTERNATIONAL GROWTH AND INCOME FUND, SCUDDER GLOBAL FUND AND SCUDDER GLOBAL DISCOVERY FUND.

     The Fund has elected to be classified as a diversified series of an open-end investment company.

     SCUDDER EMERGING MARKETS INCOME FUND, SCUDDER GREATER EUROPE GROWTH FUND, SCUDDER LATIN AMERICA FUND, SCUDDER PACIFIC OPPORTUNITIES FUND, SCUDDER EMERGING MARKETS GROWTH FUND, SCUDDER GLOBAL BOND FUND, SCUDDER INTERNATIONAL BOND FUND AND SCUDDER GOLD FUND.

     The Fund has elected to be classified as a non-diversified series of an open-end investment company.

     In addition, each Fund will not:

          5.2 borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

          5.3 issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     5.4 In addition, each Fund except Scudder Gold Fund, will not:

           purchase physical commodities or contracts relating to physical commodities.

     In addition, Scudder Gold Fund will not:

          purchase or sell physical commodities or contracts relating to physical commodities, except for contracts for the future delivery of gold, silver, platinum and palladium and gold, silver platinum and palladium bullion and coins.

     5.5 In addition, each Fund, except Scudder International Fund and Scudder Gold Fund, will not:

          concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     In addition, Scudder Gold Fund will not:

          concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Fund may concentrate in securities issued by wholly owned subsidiaries of the Corporation and securities of companies that are primarily engaged in the exploration, mining, fabrication, processing or distribution of gold and other precious metals and in gold, silver, platinum and palladium bullion and coins; or

          5.6 engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

          5.7 purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities; or

          5.8 make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

                                  NAME OF FUND
                            TWO INTERNATIONAL PLACE
                          BOSTON, MASSACHUSETTS 02110

                                                                           , 199

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

                        INVESTMENT MANAGEMENT AGREEMENT
                                [NAME OF SERIES]

Ladies and Gentlemen:

     [Name of Corporation] (the "Corporation") has been established as a Maryland corporation to engage in the business of an investment company. Pursuant to the Corporation's Articles of Incorporation, as amended from time-to-time (the "Articles"), the Board of Directors has divided the Corporation's
shares of capital stock, par value $          per share, (the "Shares") into
separate series, or funds, including [name of series] (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Directors.

     The Corporation, on behalf of the Fund, has selected you to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Corporation on behalf of the Fund agrees with you as follows:

          1. Delivery of Documents. The Corporation engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Corporation's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Corporation under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Corporation. The Corporation has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Corporation and the Fund:

             (a) The Articles dated               , 19 , as amended to date.

             (b) By-Laws of the Corporation as in effect on the date hereof (the "By-Laws").

             (c) Resolutions of the Directors of the Corporation and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

     The Corporation will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

          2. Sublicense to Use the Scudder Trademarks. As exclusive licensee of the rights to use and sublicense the use of the "Scudder" and ["Scudder Kemper Investments, Inc."/"Scudder, Stevens & Clark, Inc."] trademarks (together, the "Scudder Marks"), you hereby grant the Corporation a nonexclusive right and sublicense to use (i) the "Scudder" name and mark as part of the Corporation's name (the "Fund Name"), and (ii) the Scudder Marks in connection with the Corporation's investment products and services, in each case only for so long as this Agreement, any other investment management agreement between you (or any organization which shall have succeeded to your business as investment manager ("your Successor")) and the Corporation, or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as you are a licensee of the Scudder Marks, provided however, that you agree to use your best efforts to maintain your license to use and sublicense the Scudder Marks. The Corporation agrees that it shall have no right to sublicense or assign rights to use the Scudder Marks, shall acquire no interest in the Scudder Marks other than the rights granted herein, that all of the Corporation's uses of the Scudder Marks shall inure to the benefit of Scudder Trust Company as owner and licensor of the Scudder Marks (the "Trademark Owner"), and that the Corporation shall not challenge the validity of the Scudder Marks or the Trademark Owner's ownership thereof. The Corporation further agrees that all services and products it offers in connection with the Scudder Marks shall meet commercially reasonable standards of quality, as may be determined by you or the Trademark Owner from time to time, provided that you acknowledge that the services and products the Corporation rendered during the one-year period preceding the date of this Agreement are acceptable. At your reasonable request, the Corporation shall cooperate with you and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Scudder Marks and/or enter the Corporation as a registered user thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between you (or your Successor) and the Corporation, or you no longer are a licensee of the Scudder Marks, the Corporation shall (to the extent that, and as soon as, it lawfully can) cease to use the Fund Name or any other name indicating that it is advised by, managed by or otherwise connected with you (or your Successor) or the Trademark Owner. In no event shall the Corporation use the Scudder Marks or any other name or mark confusingly similar thereto

     (including, but not limited to, any name or mark that includes the name "Scudder") if this Agreement or any other investment advisory agreement between you (or your Successor) and the Fund is terminated.

          3. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Corporation's Board of Directors. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 3, you shall be entitled to receive and act upon advice of counsel to the Corporation or counsel to you. You shall also make available to the Corporation promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Corporation in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Corporation are being conducted in a manner consistent with applicable laws and regulations.

          You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

          You shall furnish to the Corporation's Board of Directors periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Corporation's officers or Board of Directors shall reasonably request.

          4. Administrative Services. In addition to the portfolio management services specified above in section 3, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Corporation administrative services on behalf of the Fund necessary for operating as an open-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Corporation's Board of Directors and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Corporation as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Corporation's Board of Directors. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

          5. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 5, you shall pay the compensation and expenses of all Directors, officers and executive employees of the Corporation (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Corporation, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 3 hereof and the administrative services described in section 4 hereof.

          You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 5. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Directors and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the
     Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Corporation; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 5, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Corporation business) of Directors, officers and employees of the Corporation who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Directors and officers of the Corporation; costs of shareholders' and other meetings; and travel expenses (or an appropriate portion thereof) of Directors and officers of the Corporation who are directors, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Corporation or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.

          You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Corporation on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

          6. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 3, 4 and 5 hereof, the Corporation on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee
     equal to the excess of (a) 1/12 of           of 1 percent of the average
     daily net assets as defined below of the Fund for such month; [provided that, for any calendar month during which the average of such values
     exceeds $          , the fee payable for that month based on the portion of
     the average of such values in excess of $          shall be 1/12 of
               of 1 percent of such portion;] [and provided that, for any
     calendar month during which the average of such values exceeds $          ,
     the fee payable for that month based on the portion of the average of such
     values in excess of $          shall be 1/12 of           of 1 percent of
     such portion;] over any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

          The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Articles and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 6.

          You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

          7. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

          Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Corporation.

          8. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Corporation agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Corporation, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent.

          9. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 19 , and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Directors of the Corporation, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

          This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Corporation's Board of Directors on 60 days' written notice to you, or by you on 60 days' written notice to the Corporation. This Agreement shall terminate automatically in the event of its assignment.

          10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

          11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

     This Agreement shall be construed in accordance with the laws of the State of Maryland, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

     This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Corporation on behalf of the Fund.

     If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Corporation, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                Yours very truly,

                                [NAME OF CORPORATION], on behalf of Scudder
                                          Fund

                                By:
                ----------------------------------------------------------------
                                    President

     The foregoing Agreement is hereby accepted as of the date hereof.

                                SCUDDER KEMPER INVESTMENTS, INC.

                                By:
                ----------------------------------------------------------------
                                    Managing Director

                    INVESTMENT OBJECTIVES AND ADVISORY FEES
              FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC.

                FUND                                    OBJECTIVE                             FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  --------------------------  --------------
MONEY MARKET
  Scudder U.S. Treasury Money Fund    Safety, liquidity, and stability of capital    0.500% of net assets
                                      and, consistent therewith, current income.

  Scudder Cash Investment Trust       Stability of capital while maintaining         0.500% to $250 million
                                      liquidity of capital and providing current     0.450% next $250 million
                                      income from money market securities.           0.400% next $500 million
                                                                                     0.350% thereafter

  Scudder Money Market Series         High level of current income consistent with   0.250% of net assets
                                      preservation of capital and liquidity by
                                      investing in a broad range of short-term
                                      money market instruments.
  Scudder Government Money Market     High level of current income consistent with   0.250% of net assets
    Series                            preservation of capital and liquidity by
                                      investing exclusively in obligations issued
                                      or guaranteed by the U.S. Government or its
                                      agencies or instrumentalities and in certain
                                      repurchase agreements.

TAX FREE MONEY MARKET
  Scudder Tax Free Money Fund         Income exempt from regular federal income      0.500% to $500 million
                                      taxes and stability of principal through       0.480% thereafter
                                      investments in municipal securities.

  Scudder Tax Free Money Market       High level of current income consistent with   0.250% of net assets
    Series                            preservation of capital and liquidity exempt
                                      from federal income tax by investing
                                      primarily in high quality municipal
                                      obligations.

                FUND                                    OBJECTIVE                             FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  --------------------------  --------------

  Scudder California Tax Free Money   Stability of capital and the maintenance of a  0.500% of net assets
    Fund                              constant net asset value of $1.00 per share
                                      while providing California tax payers income
                                      exempt from both California personal and
                                      regular federal income tax through investment
                                      in high quality, short- term tax-exempt
                                      California municipal securities.

  Scudder New York Tax Free Money     Stability of capital and income exempt from    0.500% of net assets
    Fund                              New York state and New York City personal
                                      income taxes and regular federal income tax
                                      through investment in high quality,
                                      short-term municipal securities in New York.

TAX FREE
  Scudder Limited Term Tax Free Fund  High level of income exempt from regular       0.600% of net assets
                                      federal income tax consistent with a high
                                      degree of principal stability.

  Scudder Medium Term Tax Free Fund   High level of income exempt from regular       0.600% to $500 million
                                      federal income tax and limited principal       0.500% thereafter
                                      fluctuation through investment primarily in
                                      high grade intermediate term municipal
                                      securities.

  Scudder Managed Municipal Bonds     Income exempt from regular federal income tax  0.550% to $200 million
                                      primarily through investments in high-grade    0.500% next $500 million
                                      long-term municipal securities.                0.475% thereafter

  Scudder High Yield Tax Free Fund    High level of income, exempt from regular      0.650% to $300 million
                                      federal income tax, from an actively managed   0.600% thereafter
                                      portfolio consisting primarily of investment
                                      grade municipal securities.

                FUND                                    OBJECTIVE                             FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  --------------------------  --------------

  Scudder California Tax Free Fund    Income exempt from both California state       0.625% to $200 million
                                      personal income tax and regular federal        0.600% thereafter
                                      income tax primarily through investment grade
                                      municipal securities.

  Scudder Massachusetts Limited Term  A high level of income exempt from both        0.600% of net assets
    Tax Free Fund                     Massachusetts personal income tax and regular
                                      federal income tax as is consistent with a
                                      high degree of price stability.

  Scudder Massachusetts Tax Free      A high level of income exempt from both        0.600% of net assets
    Fund                              Massachusetts personal income tax and regular
                                      federal income tax through investment
                                      primarily in long-term investment-grade
                                      municipal securities in Massachusetts.

  Scudder New York Tax Free Fund      Income exempt from New York state and New      0.625% to $200 million
                                      York City personal income taxes and regular    0.600% thereafter
                                      federal income tax through investment
                                      primarily in long-term investment-grade
                                      municipal securities in New York.

  Scudder Ohio Tax Free Fund          Income exempt from Ohio personal income tax    0.600% of net assets
                                      and regular federal income tax through
                                      investment primarily in investment-grade
                                      municipal securities in Ohio.

  Scudder Pennsylvania Tax Free Fund  Income exempt from Pennsylvania personal       0.600% of net assets
                                      income tax and regular federal income tax
                                      through investment primarily in investment-
                                      grade municipal securities in Pennsylvania.

                FUND                                    OBJECTIVE                             FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  --------------------------  --------------
U.S. INCOME
  Scudder Short Term Bond Fund        High level of income consistent with a high    0.600% to $500 million
                                      degree of principal stability through          0.500% next $500 million
                                      investments primarily in high quality          0.450% next $500 million
                                      short-term bonds.                              0.400% next $500 million
                                                                                     0.375% next $1 billion
                                                                                     0.350% thereafter

  Scudder Zero Coupon 2000 Fund       High investment returns over a selected        0.600% of net assets
                                      period as is consistent with investment in
                                      U.S. Government securities and the
                                      minimization of reinvestment risk.

  Scudder GNMA Fund                   High current income and safety of principal    0.650% to $200 million
                                      primarily from investment in U.S. Government   0.600% next $300 million
                                      mortgage-backed GNMA securities.               0.550% thereafter

  Scudder Income Fund                 A high level of income, consistent with the    0.650% to $200 million
                                      prudent investment of capital, through a       0.600% next $300 million
                                      flexible investment program emphasizing        0.550% thereafter
                                      high-grade bonds.

  Scudder High Yield Bond Fund        A high level of current income and capital     0.700% of net assets
                                      appreciation through investment primarily in
                                      below investment-grade domestic debt
                                      securities.

GLOBAL INCOME
  Scudder Global Bond Fund            Total return with an emphasis on current       0.750% to $1 billion
                                      income by investing primarily in high-grade    0.700% thereafter
                                      bonds denominated in foreign currencies and
                                      the U.S. dollar.

                FUND                                    OBJECTIVE                             FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  --------------------------  --------------

  Scudder International Bond Fund     Income primarily by investing in high-grade    0.850% to $1 billion
                                      international bonds and protection and         0.800% thereafter
                                      possible enhancement of principal value by
                                      actively managing currency, bond market and
                                      maturity exposure and by security selection.

  Scudder Emerging Markets Income     High current income and, secondarily,          1.000% of net assets
    Fund                              long-term capital appreciation by investing
                                      primarily in high-yielding debt securities
                                      issued in emerging markets.

ASSET ALLOCATION
  Scudder Pathway Conservative        Current income and, secondarily, long-term     0.000%
    Portfolio                         growth of capital by investing substantially
                                      in bond mutual funds, but will have some
                                      exposure to equity mutual funds.

  Scudder Pathway Balanced Portfolio  Balance of growth and income by investing in   0.000%
                                      a mix of money market, bond and equity mutual
                                      funds.

  Scudder Pathway Growth Portfolio    Long-term growth of capital by investing       0.000%
                                      predominantly in equity mutual funds designed
                                      to provide long-term growth.

  Scudder Pathway International       Maximize total return by investing in a        0.000%
    Portfolio                         select mix of established international and
                                      global Scudder Funds.

U.S. GROWTH AND INCOME
  Scudder Balanced Fund               A balance of growth and income from a          0.700% of net assets
                                      diversified portfolio of equity and fixed
                                      income securities and long-term preservation
                                      of capital through a quality oriented
                                      investment approach designed to reduce risk.

                FUND                                    OBJECTIVE                             FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  --------------------------  --------------

  Scudder Growth and Income Fund      Long-term growth of capital, current income    0.600% to $500 million
                                      and growth of income primarily from common     0.550% next $500 million
                                      stocks, preferred stocks and securities        0.500% next $500 million
                                      convertible into common stocks.                0.475% next $500 million
                                                                                     0.450% next $1 billion
                                                                                     0.425% next $1 billion
                                                                                     0.405% thereafter

U.S. GROWTH
  Scudder Large Company Value Fund    Maximize long-term capital appreciation        0.750% to $500 million
    (formerly Scudder Capital Growth  through a value driven investment program      0.650% next $500 million
    Fund)                             emphasizing common stocks and preferred
                                      stocks.

  Scudder Value Fund                  Long-term growth of capital through            0.700% of net assets
                                      investment in undervalued equity securities.

  Scudder Small Company Value Fund    Long-term growth of capital by investing       0.750% of net assets
                                      primarily in undervalued equity securities of
                                      small U.S. companies.

  Scudder Micro Cap Fund              Long-term growth of capital by investing       0.750% of net assets
                                      primarily in a diversified portfolio of U.S.
                                      micro-cap common stocks.

  Scudder Classic Growth Fund         Long-term growth of capital while keeping the  0.700% of net assets value of its shares more stable than other
                                      growth mutual funds.

  Scudder Large Company Growth Fund   Long-term growth of capital through            0.700% of net assets
    (formerly Scudder Quality Growth  investment primarily in the equity securities
    Fund)                             of seasoned, financially strong U.S. growth
                                      companies.

  Scudder Development Fund            Long-term growth of capital by investing       1.000% to $500 million
                                      primarily in equity securities of emerging     0.950% next $500 million
                                      growth companies.                              0.900% thereafter

                FUND                                    OBJECTIVE                             FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  --------------------------  --------------

  Scudder 21st Century Growth Fund    Long-term growth of capital by investing       1.000% of net assets
                                      primarily in the securities of emerging
                                      growth companies poised to be leaders in the
                                      21st century.

GLOBAL GROWTH
  Scudder Global Fund                 Long-term growth of capital through            Effective 9/11/97:
                                      investment in a diversified portfolio of       1.000% to $500 million
                                      marketable foreign and domestic securities,    0.950% next $500 million
                                      primarily equity securities.                   0.900% next $500 million
                                                                                     0.850% thereafter

  Institutional International Equity  Long-term growth of capital primarily through  0.900% of net assets
    Portfolio                         a diversified portfolio of marketable foreign
                                      equity securities.

  Scudder International Growth and    Long-term growth of capital and current        1.000% of net assets
    Income Fund                       income primarily from foreign equity
                                      securities

  Scudder International Fund          Long-term growth of capital primarily through  0.900% to $500 million a diversified portfolio of marketable foreign  0.850% next $500 million
                                      equity securities.                             0.800% next $1 billion
                                                                                     0.750% next $1 billion
                                                                                     0.700% thereafter

  Scudder Global Discovery Fund       Above-average capital appreciation over the    1.100% of net assets
                                      long-term by investing primarily in the
                                      equity securities of small companies located
                                      throughout the world.

  Scudder Emerging Markets Growth     Long-term growth of capital primarily through  1.25% of net assets
    Fund                              equity investments in emerging markets around
                                      the globe.

  Scudder Gold Fund                   Maximum return consistent with investing in a  1.000% of net assets portfolio of gold-related equity securities
                                      and gold.

                FUND                                    OBJECTIVE                             FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  --------------------------  --------------

  Scudder Greater Europe Growth Fund  Long-term growth of capital through            1.000% of net assets
                                      investment primarily in the equity securities
                                      of European companies.

  Scudder Pacific Opportunities Fund  Long-term growth of capital primarily through  1.100% of net assets investment in the equity securities of
                                      Pacific Basin companies, excluding Japan.

  Scudder Latin America Fund          Long-term capital appreciation through         Effective 9/11/97:
                                      investment primarily in the securities of      1.250% to $1 billion
                                      Latin American issuers.                        1.150% thereafter

  The Japan Fund, Inc.                Long-term capital appreciation through         0.850% to $100 million
                                      investment primarily in equity securities of   0.750% next $200 million
                                      Japanese companies.                            0.700% next $300 million
                                                                                     0.650% thereafter

CLOSED-END FUNDS
  The Argentina Fund, Inc.            Long-term capital appreciation through         Advisor:
                                      investment primarily in equity securities of   Effective 11/1/97:
                                      Argentine issuers.                             1.100% of net assets
                                                                                     Sub-Advisor:
                                                                                     Paid by Advisor.
                                                                                     0.160% of net assets

                FUND                                    OBJECTIVE                             FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  --------------------------  --------------

  The Brazil Fund, Inc.               Long-term capital appreciation through         1.200% to $150 million
                                      investment primarily in equity securities of   1.050% next $150 million
                                      Brazilian issuers.                             1.000% thereafter

                                                                                     Effective 10/29/97:
                                                                                     1.200% to $150 million
                                                                                     1.050% next $150 million
                                                                                     1.000% next $200 million
                                                                                     0.900% thereafter

                                                                                     Administrator:
                                                                                     Receives an annual fee of
                                                                                     $50,000

  The Korea Fund, Inc.                Long-term capital appreciation through         Advisor:
                                      investment primarily in equity securities of   1.150% to $50 million
                                      Korean issuers.                                1.100% next $50 million
                                                                                     1.000% next $250 million
                                                                                     0.950% next $400 million
                                                                                     0.900% thereafter
                                                                                     Sub-Advisor - Daewoo:
                                                                                     Paid by Advisor.
                                                                                     0.2875% to $50 million
                                                                                     0.275% next $50 million
                                                                                     0.250% next $250 million
                                                                                     0.2375% next $400 million
                                                                                     0.225% thereafter

  The Latin America Dollar Income     High level of current income and,              1.200% of net assets
    Fund, Inc.                        secondarily, capital appreciation through
                                      investment principally in dollar-denominated
                                      Latin American debt instruments.

  Montgomery Street Income            High level of current income consistent with   0.500% to $150 million
    Securities, Inc.                  prudent investment risks through a             0.450% next $50 million
                                      diversified portfolio primarily of debt        0.400% thereafter
                                      securities.

                FUND                                    OBJECTIVE                             FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  --------------------------  --------------

  Scudder New Asia Fund, Inc.         Long-term capital appreciation through         1.250% to $75 million
                                      investment primarily in equity securities of   1.150% next $125 million
                                      Asian companies.                               1.100% thereafter

  Scudder New Europe Fund, Inc.       Long-term capital appreciation through         1.250% to $75 million
                                      investment primarily in equity securities of   1.150% next $125 million
                                      companies traded on smaller or emerging        1.100% thereafter
                                      European markets and companies that are
                                      viewed as likely to benefit from changes and
                                      developments throughout Europe.

  Scudder Spain and Portugal Fund,    Long-term capital appreciation through         Advisor:
    Inc.                              investment primarily in equity securities of   1.000% of net assets
                                      Spanish & Portuguese issuers.                  Administrator:
                                                                                     0.200% of net assets

  Scudder World Income Opportunities  High income and, consistent therewith,         1.200% of net assets
    Fund, Inc.                        capital appreciation.

INSURANCE PRODUCTS
  Balanced Portfolio                  Balance of growth and income consistent with   0.475% of net assets
                                      long-term preservation of capital through a
                                      diversified portfolio of equity and fixed
                                      income securities.

  Bond Portfolio                      High level of income consistent with a high    0.475% of net assets
                                      quality portfolio of debt securities.

  Capital Growth Portfolio            Long-term capital growth from a portfolio      0.475% to $500 million
                                      consisting primarily of equity securities.     0.450% thereafter

  Global Discovery Portfolio          Above-average capital appreciation over the    0.975% of net assets
                                      long-term by investing primarily in the
                                      equity securities of small companies located
                                      throughout the world.

                FUND                                    OBJECTIVE                             FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  --------------------------  --------------

  Growth and Income Portfolio         Long-term growth of capital, current income    0.475% of net assets
                                      and growth of income.

  International Portfolio             Long-term growth of capital primarily through  0.875% to $500 million
                                      diversified holdings of marketable foreign     0.775% thereafter
                                      equity investments.

  Money Market Portfolio              Stability of capital and, consistent           0.370% of net assets
                                      therewith, liquidity of capital and current
                                      income.

AARP FUNDS
  AARP High Quality Money Fund        Current income and liquidity, consistent with  0.350% to $2 billion
                                      maintaining stability and safety of            0.330% next $2 billion
                                      principal, through investment in high quality  0.300% next $2 billion
                                      securities.                                    0.280% next $2 billion
                                                                                     0.260% next $3 billion
                                                                                     0.250% next $3 billion
                                                                                     0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.100% of net assets
                                                                                              FEE RATE           PROGRAM ASSETS
                                                                                     --------------------------  --------------
  AARP Balanced Stock and Bond Fund   Long-term growth of capital and income,        0.350% to $2 billion
                                      consistent with a stable share price, through  0.330% next $2 billion
                                      investment in a combination of stocks, bonds   0.300% next $2 billion
                                      and cash reserves.                             0.280% next $2 billion
                                                                                     0.260% next $3 billion
                                                                                     0.250% next $3 billion
                                                                                     0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.190% of net assets

                FUND                                    OBJECTIVE                             FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  --------------------------  --------------
  AARP Capital Growth Fund            Long-term capital growth, consistent with a    0.350% to $2 billion
                                      stable share price, through investment         0.330% next $2 billion
                                      primarily in common stocks and securities      0.300% next $2 billion
                                      convertible into common stocks.                0.280% next $2 billion
                                                                                     0.260% next $3 billion
                                                                                     0.250% next $3 billion
                                                                                     0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.320% of net assets
                                                                                              FEE RATE           PROGRAM ASSETS
                                                                                     --------------------------  --------------
  AARP Global Growth Fund             Long-term growth of capital, consistent with   0.350% to $2 billion
                                      a stable share price, through investment       0.330% next $2 billion
                                      primarily in a diversified portfolio of        0.300% next $2 billion
                                      equity securities of corporations worldwide.   0.280% next $2 billion
                                                                                     0.260% next $3 billion
                                                                                     0.250% next $3 billion
                                                                                     0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.550% of net assets
                                                                                              FEE RATE           PROGRAM ASSETS
                                                                                     --------------------------  --------------
  AARP Growth and Income Fund         Long-term growth of capital and income,        0.350% to $2 billion
                                      consistent with a stable share price, through  0.330% next $2 billion
                                      investment primarily in common stocks and      0.300% next $2 billion
                                      securities convertible into common stocks.     0.280% next $2 billion
                                                                                     0.260% next $3 billion
                                                                                     0.250% next $3 billion
                                                                                     0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.190% of net assets

                FUND                                    OBJECTIVE                             FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  --------------------------  --------------
  AARP International Stock Fund       Long-term growth of capital, consistent with   0.350% to $2 billion
                                      a stable share price, through investment       0.330% next $2 billion
                                      primarily in foreign equity securities.        0.300% next $2 billion
                                                                                     0.280% next $2 billion
                                                                                     0.260% next $3 billion
                                                                                     0.250% next $3 billion
                                                                                     0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.600% of net assets
                                                                                              FEE RATE           PROGRAM ASSETS
                                                                                     --------------------------  --------------
  AARP Small Company Stock Fund       Long-term growth of capital, consistent with   0.350% to $2 billion
                                      a stable share price, through investment       0.330% next $2 billion
                                      primarily in stocks of small U.S. companies.   0.300% next $2 billion
                                                                                     0.280% next $2 billion
                                                                                     0.260% next $3 billion
                                                                                     0.250% next $3 billion
                                                                                     0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.550% of net assets
                                                                                              FEE RATE           PROGRAM ASSETS
                                                                                     --------------------------  --------------
  AARP U.S. Stock Index Fund          Long-term growth of capital, consistent with   0.350% to $2 billion
                                      greater share price stability than a S&P 500   0.330% next $2 billion
                                      index fund, by taking an indexing approach to  0.300% next $2 billion
                                      investing in common stocks, emphasizing        0.280% next $2 billion
                                      higher dividend stocks while maintaining       0.260% next $3 billion
                                      investment characteristics otherwise similar   0.250% next $3 billion
                                      to the S&P 500 index.                          0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.000% of net assets

                FUND                                    OBJECTIVE                             FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  --------------------------  --------------
  AARP Bond Fund for Income           High level of current income, consistent with  0.350% to $2 billion
                                      greater share price stability than a long      0.330% next $2 billion
                                      term bond, through investment primarily in     0.300% next $2 billion
                                      investment-grade debt securities.              0.280% next $2 billion
                                                                                     0.260% next $3 billion
                                                                                     0.250% next $3 billion
                                                                                     0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.280% of net assets
                                                                                              FEE RATE           PROGRAM ASSETS
                                                                                     --------------------------  --------------
  AARP GNMA and U.S. Treasury Fund    High level of current income, consistent with  0.350% to $2 billion
                                      greater share price stability than a           0.330% next $2 billion
                                      long-term bond, through investment             0.300% next $2 billion
                                      principally in U.S. Government-guaranteed      0.280% next $2 billion
                                      GNMA securities and U.S. Treasury              0.260% next $3 billion
                                      obligations.                                   0.250% next $3 billion
                                                                                     0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.120% of net assets
                                                                                              FEE RATE           PROGRAM ASSETS
                                                                                     --------------------------  --------------
  AARP High Quality Bond Fund         High level of income, consistent with greater  0.350% to $2 billion
                                      share price stability than a long-term bond,   0.330% next $2 billion
                                      through investment primarily in a portfolio    0.300% next $2 billion
                                      of high quality securities                     0.280% next $2 billion
                                                                                     0.260% next $3 billion
                                                                                     0.250% next $3 billion
                                                                                     0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.190% of net assets

                FUND                                    OBJECTIVE                             FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  --------------------------  --------------

  AARP Diversified Growth Portfolio   Long-term growth of capital through            There will be no fee as
                                      investment primarily in AARP stock mutual      the manager will receive a
                                      funds.                                         fee from the underlying
                                                                                     funds.

  AARP Diversified Income Portfolio   Current income with modest capital             There will be no fee as
                                      appreciation through investment primarily in   the manager will receive a
                                      AARP bond mutual funds.                        fee from the underlying
                                                                                     funds.
                                                                                              FEE RATE           PROGRAM ASSETS
                                                                                     --------------------------  --------------
  AARP High Quality Tax Free Money    Current income exempt from federal income      0.350% to $2 billion
    Fund                              taxes and liquidity, consistent with           0.330% next $2 billion
                                      maintaining stability and safety of            0.300% next $2 billion
                                      principal, through investment in high-quality  0.280% next $2 billion
                                      municipal securities.                          0.260% next $3 billion
                                                                                     0.250% next $3 billion
                                                                                     0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.100% of net assets
                                                                                              FEE RATE           PROGRAM ASSETS
                                                                                     --------------------------  --------------
  AARP Insured Tax Free General Bond  High level of income free from federal income  0.350% to $2 billion
    Fund                              taxes, consistent with greater share price     0.330% next $2 billion
                                      stability than a long-term municipal bond,     0.300% next $2 billion
                                      through investment primarily in municipal      0.280% next $2 billion
                                      securities covered by insurance.               0.260% next $3 billion
                                                                                     0.250% next $3 billion
                                                                                     0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.190% of net assets

PROXY                 SCUDDER EMERGING MARKETS GROWTH FUND                 PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              SPECIAL MEETING OF STOCKHOLDERS -- OCTOBER 27, 1997

    The undersigned hereby appoints [      ], [      ] and [      ] and each of
them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on October 27, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. The election of Directors;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Paul Bancroft III, Sheryle J. Bolton, William T. Burgin, Thomas J. Devine, Keith R. Fox, William H. Gleysteen, Jr., William H. Luers, Daniel Pierce, and Kathryn L. Quirk.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN
                           (continued on other side)

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
               [ ] FOR                   [ ] AGAINST             [ ] ABSTAIN

4. To approve changes to certain of the fundamental investment policies and restrictions;

    5.1 diversification;                5.4 commodities;                    5.7 investment in real estate;
    5.2 borrowing;                      5.5 concentration;                  5.8 lending.
    5.3 senior securities;              5.6 underwriting of securities;

TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

          ------------------------------------------------------------

5. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

               [ ] FOR                   [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Stockholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated                     , 1997
                                            --------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

PROXY                  SCUDDER GREATER EUROPE GROWTH FUND                  PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              SPECIAL MEETING OF STOCKHOLDERS -- OCTOBER 27, 1997

    The undersigned hereby appoints [      ], [      ] and [      ] and each of
them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on October 27, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. The election of Directors;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

       [ ] WITHHOLD AUTHORITY
           to vote for all nominees listed below

Nominees: Paul Bancroft III, Sheryle J. Bolton, Thomas J. Devine, Keith R. Fox, William H. Gleysteen, Jr., William H. Luers, Wilson Nolen, Daniel Pierce, and Kathryn L. Quirk.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN
                           (continued on other side)

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
                [ ] FOR             [ ] AGAINST           [ ] ABSTAIN
4. To approve changes to certain of the fundamental investment policies and restrictions;

      5.1 diversification;      5.3 senior securities;    5.5 concentration;                5.7 investment in real estate;
      5.2 borrowing;            5.4 commodities;          5.6 underwriting of securities;   5.8 lending.

TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

          ------------------------------------------------------------

5. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
                [ ] FOR             [ ] AGAINST           [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Stockholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated                         , 1997
                                           ------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

PROXY                      SCUDDER INTERNATIONAL FUND                      PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              SPECIAL MEETING OF STOCKHOLDERS -- OCTOBER 27, 1997

    The undersigned hereby appoints [      ], [      ] and [      ] and each of
them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on October 27, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. The election of Directors;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Paul Bancroft III, Sheryle J. Bolton, Thomas J. Devine, Keith R. Fox, William H. Gleysteen, Jr., William H. Luers, Wilson Nolen, Daniel Pierce, and Kathryn L. Quirk.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN
                           (continued on other side)

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
                [ ] FOR             [ ] AGAINST           [ ] ABSTAIN

4. To approve changes to certain of the fundamental investment policies and restrictions;

       5.1 diversification;               5.4 commodities;                    5.7 investment in real estate;
       5.2 borrowing;                     5.5 concentration;                  5.8 lending.
       5.3 senior securities;             5.6 underwriting of securities;

TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

          ------------------------------------------------------------

5. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
                [ ] FOR             [ ] AGAINST           [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Stockholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated                       , 1997
                                            ----------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

PROXY             SCUDDER INTERNATIONAL GROWTH AND INCOME FUND             PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              SPECIAL MEETING OF STOCKHOLDERS -- OCTOBER 27, 1997

    The undersigned hereby appoints [      ], [      ] and [      ] and each of
them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on October 27, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. The election of Directors;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Paul Bancroft III, Sheryle J. Bolton, Thomas J. Devine, Keith R. Fox, William H. Gleysteen, Jr., William H. Luers, Wilson Nolen, Daniel Pierce, and Kathryn L. Quirk.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN
                           (continued on other side)

                           (continued on other side)

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
         [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN
4. To approve changes to certain of the fundamental investment policies and restrictions;

      5.1 diversification;                5.4 commodities;                    5.7 investment in real estate;
      5.2 borrowing;                      5.5 concentration;                  5.8 lending.
      5.3 senior securities;              5.6 underwriting of securities;

TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

          ------------------------------------------------------------

5. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
                [ ] FOR             [ ] AGAINST           [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Stockholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated                        , 1997
                                            ----------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

PROXY                      SCUDDER LATIN AMERICA FUND                      PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              SPECIAL MEETING OF STOCKHOLDERS -- OCTOBER 27, 1997

    The undersigned hereby appoints [      ], [      ] and [      ] and each of
them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on October 27, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. The election of Directors;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Paul Bancroft III, Sheryle J. Bolton, Thomas J. Devine, Keith R. Fox, William H. Gleysteen, Jr., William H. Luers, Wilson Nolen, Daniel Pierce, and Kathryn L. Quirk.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

          ------------------------------------------------------------

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN
                           (continued on other side)

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
         [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN
4. To approve changes to certain of the fundamental investment policies and restrictions;

      5.1 diversification;  5.3 senior securities;  5.5 concentration;                5.7 investment in real estate;
      5.2 borrowing;        5.4 commodities;        5.6 underwriting of securities;   5.8 lending.

TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

          ------------------------------------------------------------

5. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
                [ ] FOR             [ ] AGAINST           [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Stockholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated                        , 1997
                                            ----------------------


 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

PROXY                  SCUDDER PACIFIC OPPORTUNITIES FUND                  PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              SPECIAL MEETING OF STOCKHOLDERS -- OCTOBER 27, 1997

    The undersigned hereby appoints [      ], [      ] and [      ] and each of
them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on October 27, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. The election of Directors;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Paul Bancroft III, Sheryle J. Bolton, Thomas J. Devine, Keith R. Fox, William H. Gleysteen, Jr., William H. Luers, Wilson Nolen, Daniel Pierce, and Kathryn L. Quirk.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN
                           (continued on other side)

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
         [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN
4. To approve changes to certain of the fundamental investment policies and restrictions;

      5.1 diversification;   5.3 senior securities;   5.5 concentration;               5.7 investment in real estate;
      5.2 borrowing;         5.4 commodities;         5.6 underwriting of securities;  5.8 lending.

TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

          ------------------------------------------------------------

5. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
                [ ] FOR             [ ] AGAINST           [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated                        , 1997
                                            ----------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

PROXY                   SCUDDER INTERNATIONAL BOND FUND                    PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              SPECIAL MEETING OF STOCKHOLDERS -- OCTOBER 27, 1997

    The undersigned hereby appoints [      ], [      ] and [      ] and each of
them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on October 27, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. The election of Directors;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Paul Bancroft III, Sheryle J. Bolton, William T. Burgin, Thomas J. Devine, Keith R. Fox, William H. Gleysteen, Jr., William H. Luers, Daniel Pierce, and Kathryn L. Quirk.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN
                           (continued on other side)

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
         [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN
4. To approve changes to certain of the fundamental investment policies and restrictions;

      5.1 diversification;   5.3 senior securities;     5.5 concentration;                5.7 investment in real estate;
      5.2 borrowing;         5.4 commodities;           5.6 underwriting of securities;   5.8 lending.

TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

          ------------------------------------------------------------

5. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
                  [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Stockholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated                     , 1997
                                           ---------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

PROXY                         SCUDDER GLOBAL FUND                          PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              SPECIAL MEETING OF STOCKHOLDERS -- OCTOBER 27, 1997

    The undersigned hereby appoints [      ], [      ] and [      ] and each of
them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on October 27, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. The election of Directors;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Paul Bancroft III, Sheryle J. Bolton, William T. Burgin, Thomas J. Devine, Keith R. Fox, William H. Gleysteen, Jr., William H. Luers, Daniel Pierce, and Kathryn L. Quirk.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN
                           (continued on other side)

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
      [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

4. To approve changes to certain of the fundamental investment policies and restrictions;

    5.1 diversification;   5.3 senior securities;   5.5 concentration;               5.7 investment in real estate;
    5.2 borrowing;         5.4 commodities;         5.6 underwriting of securities;  5.8 lending.

TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

          ------------------------------------------------------------

5. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
       [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Stockholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated,                         , 1997
                                            -------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

PROXY                       SCUDDER GLOBAL BOND FUND                       PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              SPECIAL MEETING OF STOCKHOLDERS -- OCTOBER 27, 1997

    The undersigned hereby appoints [      ], [      ] and [      ] and each of
them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on October 27, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. The election of Directors;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Paul Bancroft III, Sheryle J. Bolton, William T. Burgin, Thomas J. Devine, Keith R. Fox, William H. Gleysteen, Jr., William H. Luers, Daniel Pierce, and Kathryn L. Quirk.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

          ------------------------------------------------------------
                           (continued on other side)

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
       [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

4. To approve changes to certain of the fundamental investment policies and restrictions;

    5.1 diversification;                5.3 senior securities;              5.5 concentration;
    5.2 borrowing;                      5.4 commodities;                    5.6 underwriting of securities;

    5.7 investment in real estate;
    5.8 lending.

TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

          ------------------------------------------------------------

5. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
         [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated                           , 1997
                                             -------------------------

PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

PROXY                    SCUDDER GLOBAL DISCOVERY FUND                     PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              SPECIAL MEETING OF STOCKHOLDERS -- OCTOBER 27, 1997

    The undersigned hereby appoints [      ], [      ] and [      ] and each of
them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on October 27, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. The election of Directors;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Paul Bancroft III, Sheryle J. Bolton, William T. Burgin, Thomas J. Devine, Keith R. Fox, William H. Gleysteen, Jr., William H. Luers, Daniel Pierce, and Kathryn L. Quirk.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

          ------------------------------------------------------------
                           (continued on other side)

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
       [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

4. To approve changes to certain of the fundamental investment policies and restrictions;

    5.1 diversification;                5.3 senior securities;              5.5 concentration;
    5.2 borrowing;                      5.4 commodities;                    5.6 underwriting of securities;

    5.7 investment in real estate;
    5.8 lending.

TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

          ------------------------------------------------------------

5. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                [ ] FOR             [ ] AGAINST           [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Stockholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated                           , 1997
                                            --------------------------
PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                      SCUDDER EMERGING MARKETS INCOME FUND

PROXY                                                                      PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              SPECIAL MEETING OF STOCKHOLDERS -- OCTOBER 27, 1997

    The undersigned hereby appoints [      ], [      ] and [      ] and each of
them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on October 27, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. The election of Directors;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Paul Bancroft III, Sheryle J. Bolton, William T. Burgin, Thomas J. Devine, William H. Gleysteen, Jr., William H. Luers, Daniel Pierce, and Kathryn
L. Quirk.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------
2. To approve the new Investment Management
  Agreement between the Fund and Scudder
  Kemper Investments, Inc.;
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN
                           [continued on other side]

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
                [ ] FOR             [ ] AGAINST           [ ] ABSTAIN

4. To approve changes to certain of the fundamental investment policies and restrictions;

    5.1 diversification;                5.3 senior securities;              5.5 concentration;
    5.2 borrowing;                      5.4 commodities;                    5.6 underwriting of securities;

    5.7 investment in real estate;
    5.8 lending.

TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

          ------------------------------------------------------------

5. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                [ ] FOR             [ ] AGAINST           [ ] ABSTAIN
    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Stockholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      ------------------------------------------

                                      Dated                            , 1997
                                            ---------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

PROXY                          SCUDDER GOLD FUND                           PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 27, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on October 27, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. The election of Directors;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Paul Bancroft III, Sheryle J. Bolton, William T. Burgin, Thomas J. Devine, Keith R. Fox, William H. Gleysteen, Jr., William H. Luers, Daniel Pierce, and Kathryn L. Quirk.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

          ------------------------------------------------------------
                           (continued on other side)

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
     [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

4. To approve changes to certain of the fundamental investment policies and restrictions;

    5.1 diversification;                5.3 senior securities;              5.5 concentration;
    5.2 borrowing;                      5.4 commodities;                    5.6 underwriting of securities;

    5.7 investment in real estate;
    5.8 lending.

TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

          ------------------------------------------------------------

5. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
     [ ] FOR                      [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Stockholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated                           , 1997
                                             -------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.